THE MASTERS' SELECT FUNDS

                                    [GRAPHIC]


                     SEMI-ANNUAL REPORT

                     THE MASTERS' SELECT EQUITY FUND
                     THE MASTERS' SELECT INTERNATIONAL FUND
                     THE MASTERS' SELECT VALUE FUND

JUNE 30, 2002


                    [LOGO] LITMAN/GREGORY FUND ADVISORS, LLC


                           www.mastersselectfunds.com

THE MASTERS' SELECT CONCEPT

In constructing the Masters' Select Funds, our goal was to design funds that would isolate the stock-picking skills of a group of highly regarded portfolio managers. To meet this objective, we designed the funds with both risk and return in mind, placing particular emphasis on the following factors:

1. First, only stock-pickers we believe to be exceptionally skilled were chosen to manage each fund's portfolio.

2. Second, and of equal importance, each stock-picker runs a very focused portfolio of not more than 15 of his or her favorite stocks. We believe that most stock-pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform (a more diversified portfolio) over a market cycle.

3. Third, even though each manager's portfolio is focused, we seek ways to diversify each of our funds. With the Equity and International Funds, we have done this by including managers with differing investment styles and market cap orientations. With the Value Fund, we have selected managers who each take unique approaches to assessing companies and defining value.

4. Finally, we believe that excessive asset growth results in diminished performance. We have committed to close each of the Masters' Select Funds to new investors at levels that we believe will preserve the managers' ability to effectively implement the "select" concept.

PORTFOLIO FIT

As with all equity funds, Masters' Select Funds are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the funds' net asset values decline. Within that context, we created the Masters' Select Equity and Masters' Select International Funds to be used as core equity and international fund holdings. We created Masters' Select Value Fund for investors who seek additional, dedicated value exposure in their portfolios. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to the funds' overall benchmarks. In the end, the focus on the highest conviction stocks of a group of very distinguished managers with superior track records is what we believe makes the funds' ideal portfolio holdings.

The Masters' Select Funds

[GRAPHIC] CONTENTS


Letter to Shareholders                                                         1

Masters' Select Equity Fund
  Equity Fund Review                                                           3
  Equity Fund Managers                                                         9
  Equity Fund Stock Highlights                                                10
  Equity Fund Schedule of Investments                                         15

Masters' Select International Fund
  International Fund Review                                                   17
  International Fund Managers                                                 21
  International Fund Stock Highlights                                         22
  International Fund Schedule of Investments                                  25

Masters' Select Value Fund
  Value Fund Review                                                           27
  Value Fund Managers                                                         32
  Value Fund Stock Highlights                                                 33
  Value Fund Schedule of Investments                                          36

Statements of Assets and Liabilities                                          38

Statements of Operations                                                      39

Statements of Changes in Net Assets
  Equity Fund                                                                 40
  International Fund                                                          41
  Value Fund                                                                  42

Financial Highlights
  Equity Fund                                                                 43
  International Fund                                                          44
  Value Fund                                                                  45

Notes to Financial Statements                                                 46

Trustee and Officer Information                                               53

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Masters' Select Funds.

Past performance is not a guarantee of future results. Due to market volatility, fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and are subject to change. Litman/Gregory Fund Advisors, LLC has ultimate responsibility for the Funds' performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

DEAR FELLOW SHAREHOLDER,

Even when it was not the focus of much attention we always viewed honest and complete communication to be an essential part of our responsibility as stewards of your capital. Now, honesty is suddenly a trait much in demand.

As the market bubble inflated in the late 1990s, it was considered by some in our industry as good business to let investors' high expectations ride, so as to encourage shareholders to invest more capital in their products. It is now clear that those expectations were in the stratosphere, and not grounded in reasonableness. Based on the past five and one half years of shareholder communications we hope that we've established our credibility for telling it like it is rather than how we'd like it to be. During those years we consistently warned about inflated investor expectations and our view that equity market returns were going to be much lower going forward than they had been during most of the 1980s and 1990s. We also warned about the probability of a bear market. Though it was an unpopular view, we shared our concerns in numerous shareholder reports PRIOR to the market peak of March 2000, and have continued to do so as the bubble has deflated. We will continue to communicate honestly with you. Please see the following pages for our outlook and comments about each of the Masters' Select Funds' performance.

DEVELOPMENTS

Other than a painful market environment it was a quiet first half of the year for the Masters' Select Funds.

PERFORMANCE: Of the three Masters' Select Funds, International delivered the best performance with positive returns that beat each of its benchmarks through June 30th. Masters' Select Equity beat one benchmark and trailed two benchmarks but was down 12.1% over the same time period. Masters' Select Value beat one benchmark and trailed the other, but declined 8.1% during the first half of 2002. OUR PRIMARY FOCUS IS LONGER TERM PERFORMANCE, AND IN THAT REGARD BOTH OF OUR OLDER FUNDS HAVE OUTPERFORMED ALL THEIR BENCHMARKS AND PEER GROUP AVERAGES BY A WIDE MARGIN SINCE INCEPTION and all three Masters' Select Funds are ahead of all their benchmarks over their full operating lives. Please see the discussion on each fund for details.

We are also pleased to report that of the 14 manager slots across the three funds, 12 of the current managers are beating their index benchmarks, after all allocated expenses, during their full tenure with Masters'. Across the industry, the average manager does not outperform their benchmark after expenses. We continue to believe this is extremely impressive performance and consistent with the high hopes we had when we first conceived of the Masters' Select concept.

EXPENSES: Expense levels for all three Masters' Select Funds are inching lower. Through the first half of the year, average net assets in each fund were higher than the previous year, resulting in slightly lower expense ratios in all Funds for the period. We continue to monitor expenses on behalf of our shareholders, however, expense ratios are a factor of


                                                                 Fund Summary  1
both total expenses and total net assets, the latter of which rise and fall in relation to both net shareholder activity and market performance.

TAXES: It is unlikely that any of the Masters' Select Funds will have a taxable capital gain distribution in 2002. As of June 30th the funds had the following respective realized losses (including tax loss carryforwards from 2001) as a percentage of net asset value:

Masters' Select Equity                7.2%
Masters' Select International        11.0%
Masters' Select Value                 1.6%

In addition, none of the Funds currently have net unrealized gains in their respective portfolios.

LOOKING AHEAD

As we write this in the first week of July, the stock market has continued to decline. With the stock market continuing to be highly volatile, it is possible that some of our analysis may have changed by the time this report is printed, mailed and read by you. With that caveat, our opinion, expressed in the following pages, is that despite a severe bear market, we still believe that a relatively low, single-digit return environment is likely in the coming years. If we are right, this will be the type of environment in which exceptional stock picking can be the difference between ho-hum returns and satisfying returns. In that regard, we continue to have confidence in the Masters' Select concept to produce long-term returns that exceed the market averages by employing stock pickers we believe to be highly skilled and giving them a mandate to focus only on their highest conviction holdings. Of course there are no guarantees in this business and we all know that past performance is not necessarily predictive of future performance. That said, we, and the Masters' managers will continue to do all we can to increase the odds of success. As always we are thankful for your continued trust and confidence. We encourage you to read the following pages for more insights into each of the Masters' Select Funds.

Sincerely,

/s/ Ken Gregory

Ken Gregory President
Litman/Gregory Fund Advisors


2  The Masters' Select Funds

MASTERS' SELECT EQUITY FUND REVIEW

After outperforming during most of the bear market that started in March of 2000, Masters' Select Equity delivered only "market-like" performance in the first half of 2002. The fund slightly outperformed one of its benchmarks but trailed the other two.

In our first annual report in 1997 we wrote about our expectations for a low return environment with the possibility of returns as low as 5% on an annualized basis, looking out five to eight years. As unlikely as this looked at the time it proved to be true, as evidenced by the return on the fund's benchmarks of about 6% per year since the inception of Masters' Select. Over the same time, Masters' Select Equity returned 9.6% per year. Given that our primary objective is to deliver superior LONG-TERM RETURNS, we take great satisfaction in the fund's record, compared to its benchmarks over five years and on a since inception basis. The fund has also performed very well compared to its peer group with its since inception performance placing it in the top 18.2% of the Lipper Multi-Cap Core category out of 148 funds. This performance contributed to the fund's inclusion in Kiplinger's Personal Finance list of "America's Top 20 Mutual Funds." (1)

COMPARISON CHART

The value of a hypothetical $10,000 investment in the Masters' Select Equity Fund from its inception (12/31/96) to present as compared with the Wilshire 5000 Index, the Lipper Multi-Cap Core Index and the Custom Equity Index.

                      Masters'
                       Select    Wilshire 5000    Multi-Cap Core   Custom Equity
                       Equity        Index             Index           Index
                      $16,583        $14,016          $13,653         $14,047
                      -------        -------          -------         -------
31-Dec-96             $10,000      $10,000.00       $10,000.00       $10,000.00
31-Jan-97             $10,290      $10,535.30       $10,473.86       $10,442.50
28-Feb-97             $10,320      $10,530.45       $10,442.84       $10,466.10
31-Mar-97             $ 9,860      $10,064.69       $10,056.94       $10,069.96
30-Apr-97             $10,210      $10,503.61       $10,404.95       $10,501.76
31-May-97             $10,920      $11,247.79       $11,107.09       $11,251.37
30-Jun-97             $11,530      $11,764.52       $11,526.16       $11,763.54
31-Jul-97             $12,790      $12,668.97       $12,402.04       $12,547.46
31-Aug-97             $12,500      $12,192.75       $12,061.26       $12,019.34
30-Sep-97             $13,560      $12,912.24       $12,724.48       $12,723.67
31-Oct-97             $12,850      $12,482.13       $12,245.76       $12,216.63
30-Nov-97             $12,740      $12,890.80       $12,453.82       $12,584.23
31-Dec-97             $12,911      $13,129.02       $12,627.48       $12,790.74
31-Jan-98             $12,845      $13,200.31       $12,698.14       $12,908.15
28-Feb-98             $13,925      $14,161.29       $13,604.80       $13,833.54
31-Mar-98             $14,415      $14,870.07       $14,243.14       $14,485.93
30-Apr-98             $15,081      $15,046.58       $14,397.49       $14,615.72
31-May-98             $14,557      $14,646.19       $14,002.37       $14,275.03
30-Jun-98             $14,732      $15,159.68       $14,395.31       $14,696.57
31-Jul-98             $14,579      $14,827.53       $14,101.69       $14,364.28
31-Aug-98             $11,850      $12,518.44       $11,906.40       $12,176.46
30-Sep-98             $12,210      $13,336.15       $12,470.81       $12,873.42
31-Oct-98             $13,140      $14,328.35       $13,321.76       $13,843.43
30-Nov-98             $13,883      $15,230.61       $14,035.79       $14,646.91
31-Dec-98             $14,834      $16,205.22       $14,987.53       $15,481.64
31-Jan-99             $15,304      $16,800.92       $15,484.68       $15,971.17
28-Feb-99             $14,572      $16,191.89       $14,888.17       $15,326.73
31-Mar-99             $15,413      $16,816.73       $15,358.25       $15,867.62
30-Apr-99             $16,955      $17,622.76       $15,984.78       $16,646.08
30-May-99             $16,736      $17,237.00       $15,806.18       $16,339.56
30-Jun-99             $18,059      $18,129.36       $16,580.91       $17,185.79
31-Jul-99             $17,589      $17,548.13       $16,215.79       $16,767.31
31-Aug-99             $17,304      $17,384.58       $15,932.69       $16,590.75
30-Sep-99             $16,898      $16,930.32       $15,535.96       $16,289.96
31-Oct-99             $17,365      $18,006.92       $16,324.50       $17,085.89
30-Nov-99             $17,728      $18,609.97       $16,850.02       $17,592.33
31-Dec-99             $18,758      $20,023.03       $18,102.81       $18,873.93
31-Jan-00             $18,471      $19,191.87       $17,588.54       $18,029.55
29-Feb-00             $18,354      $19,621.77       $18,266.17       $18,434.84
31-Mar-00             $20,115      $20,787.30       $19,436.94       $19,525.81
30-Apr-00             $19,880      $19,704.28       $18,715.38       $18,777.00
31-May-00             $19,254      $19,016.60       $18,064.94       $18,242.53
30-Jun-00             $19,867      $19,855.24       $18,826.73       $18,947.15
31-Jul-00             $19,658      $19,450.19       $18,533.03       $18,535.99
31-Aug-00             $21,067      $20,862.27       $19,839.61       $19,640.74
30-Sep-00             $19,684      $19,888.01       $18,928.97       $18,703.87
31-Oct-00             $19,632      $19,466.38       $18,714.75       $18,438.28
30-Nov-00             $18,210      $17,529.48       $17,121.31       $16,972.44
31-Dec-00             $19,353      $17,841.50       $17,496.01       $17,383.17
31-Jan-01             $19,935      $18,524.83       $18,099.97       $17,996.79
28-Feb-01             $18,787      $16,768.68       $16,470.59       $16,477.87
31-Mar-01             $18,026      $15,640.14       $15,493.66       $15,474.36
30-Apr-01             $19,338      $16,927.33       $16,748.81       $16,664.34
31-May-01             $20,054      $17,096.60       $16,889.93       $16,762.66
30-Jun-01             $20,024      $16,809.38       $16,599.29       $16,524.63
31-Jul-01             $19,666      $16,532.02       $16,265.55       $16,204.05
31-Aug-01             $18,817      $15,531.84       $15,343.99       $15,348.48
30-Sep-01             $16,267      $   14,137       $   13,771       $   13,912
31-Oct-01             $16,625      $   14,496       $   14,145       $   14,297
30-Nov-01             $18,276      $   15,605       $   15,256       $   15,338
31-Dec-01             $18,860      $   15,886       $   15,613       $   15,633
31-Jan-02             $18,561      $   15,689       $   15,268       $   15,353
28-Feb-02             $17,722      $   15,366       $   14,992       $   15,073
31-Mar-02             $18,696      $   16,039       $   15,599       $   15,801
30-Apr-02             $18,141      $   15,256       $   14,936       $   15,165
31-May-02             $17,976      $   15,076       $   14,814       $   15,080
30-Jun-02             $16,583      $   14,016       $   13,653       $   14,047

The hypothetical $10,000 investment at Fund inception includes charges in share price and reinvestment of dividends and capital gains. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

----------
(1) Funds included in Kiplinger.com's list of America's Top 20 Mutual Funds were selected by Kiplingers.com based on the following criteria: relative performance over a five year period compared with appropriate benchmarks, consistency of performance, reasonableness of investment volatility, and management fees and operating expenses.

                                                                 Fund Summary  3

INVESTMENT PERFORMANCE                            THREE YEAR                 AVERAGE
AS OF JUNE 30, 2002                                 AVERAGE    FIVE YEAR   ANNUAL TOTAL
                          YEAR TO                    ANNUAL     AVERAGE    RETURN SINCE
                           DATE      12 MONTH        TOTAL       ANNUAL        TOTAL
                          RETURN   TOTAL RETURN     RETURN      RETURN     INCEPTION(1)
                          ------   ------------     ------      ------     ------------
MASTERS' SELECT
EQUITY FUND               -12.07%      -17.18%      -2.80%       7.54%        9.64%

CUSTOM EQUITY
INDEX(2)                  -10.31%      -15.00%      -6.50%       3.61%        6.37%

WILSHIRE 5000
INDEX(3)                  -11.77%      -16.62%      -8.22%       3.56%        6.33%

LIPPER MULTI-CAP
CORE FUND INDEX(4)        -12.55%      -17.75%      -6.27%       3.44%        5.83%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND INVESTORS MAY HAVE A GAIN OR LOSS WHEN THEY SELL SHARES. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Indices are unmanaged, do not incur fees, expenses, or taxes and cannot be invested in directly.

(1)  The inception date of the Masters' Select Equity Fund is December 31, 1996.

(2) The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE Index.

(3) The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available pricing data.

(4) The Lipper Multi-Cap Core Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of market capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time.

LONG-TERM PERFORMANCE ANALYSIS

It would be an understatement to say that investors have experienced a lot in the past five and one half years. We've seen:

     * An incredible run for growth stocks that featured huge returns in technology (late 1990s to March 2000)

     * A separate period of collapse for growth during which value outperformed by a huge margin (March 2000 to the present)

     * A period where a handful of mega-cap stocks chalked up huge returns while most segments of the stock market experienced mediocre to poor returns (1998)

     *   A period when small-caps outperformed large-caps (last three years)

The backdrop to these periods included the technology boom, the Asian crisis and the Long-Term Capital Management meltdown, the minority but growing view that value investing was dead and fundamentals didn't matter, a recession, a contested Presidential election, and, more recently, shocking terrorist acts followed by serious concerns about corporate governance.

As we've mentioned in the past, we view Masters' Select Equity as playing the role of a "core" equity fund holding in a portfolio. The style diversity represented by the fund's managers was specifically structured with this objective in mind. In doing so, our intent, besides strong long-term performance, was to create a fund with the ability to deliver fairly consistent performance compared to its stock market benchmarks, in a variety of market environments. We think it is fair to say that the fund has been well tested during

4  The Masters' Select Funds
the first 66 months of its life given the manic/depressive investment climate it has had to deal with. And so far we believe Masters' Select Equity has met the test. In assessing this it is useful to measure the performance of the fund over two separate periods, the first being the period of strong market returns that was in place from the fund's inception through March 24, 2000. The second period is the bear market that has followed.

                                       MASTERS' SELECT EQUITY      WILSHIRE 5000
                                       ----------------------      -------------
     BULL MARKET PERFORMANCE
     (12/31/96 THROUGH 3/24/00)                105.7%                  114.5%

     BEAR MARKET PERFORMANCE
     (3/24/00 THROUGH 6/30/02)                 -19.4%                  -34.8%

The net result is that Masters' Select delivered 92% of the market return in the bull market while experiencing only 56% of the market's loss so far in the bear. It is worth noting that the bull market period was characterized by dominant large-cap performance. As large-caps outperformed they became bigger and bigger components of the Wilshire 5000 benchmark. As long as the large-cap performance continued, this favored the large-cap-dominated Wilshire 5000 benchmark versus Masters' Select Equity, which has always had a mix of large-cap, mid-cap and small-cap exposure. That Masters' almost kept pace in that environment with its smaller large-cap weighting was, we think, impressive. If the bull market environment had been less large-cap dominated we would have expected better relative performance. (Note: the fund did outperform its Custom Equity benchmark during this period.) Overall, the performance of Masters' Select Equity has produced a return more than 1.5 times that of its best performing benchmark.

It is also useful to compare the performance of the individual managers to their respective benchmarks.

        CURRENT MASTERS' SELECT MANAGERS PERFORMANCE VERSUS BENCHMARKS*

                             ANNUALIZED PERFORMANCE MARGIN
MASTERS' SELECT EQUITY        (NET OF ALLOCATED EXPENSES)
----------------------        ---------------------------
MANAGER 1                               17.0%
MANAGER 2                               11.8%
MANAGER 3                                5.7%
MANAGER 4                                2.7%
MANAGER 5                                1.0%
MANAGER 6                               -0.1%

* This does not include the two managers that preceded Bill Miller prior to March 2000. Both of those managers underperformed their benchmarks.

BENCHMARKS:

Chris Davis and Bill Miller: S&P 500
Bill D'Alonzo and Dick Weiss: Russell 2000
Sig Segalas: S&P/Barra Growth
Mason Hawkins: S&P/Barra Value

                                                                 Fund Summary  5

Five of the six managers have outperformed their benchmarks during their full tenure with Masters. The only manager who has underperformed has trailed by less than 1/10 of 1%. Along with the fund's performance relative to its benchmarks, we believe the individual manager performance is strong evidence supporting the success of the Masters' Select concept.

2002 ANALYSIS

During the first half of 2002, there were not many places to hide. Stocks declined in all market-cap segments. From a style standpoint, value-type stocks outperformed growth-type stocks, but only smaller and mid-cap value stock benchmarks managed positive returns - and they were barely positive. Most sectors of the market also declined in value.

For Masters' Select Equity, generally, our smaller-cap exposure performed much better than our large-cap exposure, and value oriented holdings generally outperformed growth oriented holdings. Sector exposure was also mixed with some winners and losers in every sector. Consumer stocks had the most winners including several long-term holdings such as Hilton Hotels and Jack In The Box, as well as several other stocks that were acquired during the quarter such as Movie Gallery Inc. and Bed Bath & Beyond. Not surprisingly, technology and telecommunications had the most losers including several stocks that experienced very large declines. Fortunately, both of these areas were underweighted in the fund's portfolio (compared to the benchmark's exposure). Consumer discretionary and financial sectors were the two most heavily weighted sectors. See page 15 for sector weightings as of June 30, 2002.

EXPENSES AND TAXES

Because of strong inflows into the fund in 2001, the fund's year-to-date average net assets have been higher in the first half of 2002 resulting in lower expenses. In the first half of this year expenses accrued at 1.23%, compared to 1.26% for all of 2001. Further asset growth over the next few years may result in more gradual expense declines.

The bear market has resulted in a strong likelihood that the fund will not have a taxable capital gain distribution in 2002. As of June 30th, the fund had recognized losses, including losses carried forward from last year, of $0.80 per share, equal to 7.2% of net assets.

MARKET OUTLOOK

As we write this, in early July, the U.S. stock market has sold off to a level that is beginning to look attractive from a valuation standpoint. Though there are no guarantees, from here (with the S&P 500 down to 927) we believe the chances are good that stocks will have a decent cyclical rebound. We could easily see a run that could take stocks 10% to 30% higher from current levels over a period of several months. But if that happens stocks would (probably) no longer be undervalued. From a longer-term standpoint this is the problem we keep coming back to. We use a quantitative valuation model to allow us to

6  The Masters' Select Funds
assess the overall attractiveness of the S&P 500. The model, which takes into account the level of earnings, expected earnings growth and interest rates, is not effective as a market-timing tool but it does tend to correlate fairly well with market prices over intermediate to long time periods. As of June 30th, the model measured stocks as 16% undervalued, and as we write this in early July, the level of undervaluation has widened to about 25%. However, it is important to recognize that interest rates are very low (ten-year Treasury yields are at 4.7% as we write this) and it is this low rate level that supports higher prices for stocks. It wouldn't take much of a blip up in rates to eliminate much of the undervaluation.

To understand the potential for another bull market it is somewhat helpful to look backward at the last great bull market. Doing so underscores the fact that falling interest rates - a scenario that won't be repeated, largely drove the huge bull run of the 1980s and '90s. The huge P/E-multiple expansion during those two decades was mathematically tied to the big drop in interest rates, which was a massive tailwind for the stock market. But now, with rates low, there may be no tailwind at all. We can hope for a period of rate stability (no wind) and that is quite possible. But it is also quite possible that there will be a slight headwind of rising rates that could cause multiples to contract and become a negative for stock prices. So, despite the savage decline of the last few months, which comes on the heels of a longer bear market, we are not optimistic that stocks are set up for a long period of great returns.

That said, and despite continued near-term risks, there are reasons for optimism. Stocks are generally much cheaper than they were over two years ago and we are very likely to see a decent cyclical earnings rebound over the next year. The statistics say that the economy is clearly recovering, and that's what could drive a cyclical rebound in the stock market. We don't make short-term bets but we'd put the odds on such a rebound as high. And it could be temporarily powerful. There is a huge amount of cash on the sidelines earning very low returns. And pessimism is at levels usually seen around market bottoms. It is also very important to note that mid-cap and small-cap stocks continue to offer better value and return potential than large-caps. The better value available as we move down the market-size spectrum is particularly apparent if we consider valuations based on "normalized" earnings. Normalized earnings are an average of reported earnings over a period of years. The idea is to consider the average earnings power of a company over time in order to avoid being misled by temporary sharp spikes up or down in earnings caused by the business cycle or other temporary events. Looking at price/earnings ratios based on normalized earnings, the average stock now looks like a much better bargain than large-cap stocks as represented by the S&P 500, which as noted above, also appear undervalued. We believe mid-caps and smaller-caps are capable of delivering returns several percentage points higher over the next few years than stocks of larger companies. Masters' Select Equity has almost 50% of its portfolio invested in mid-and small-cap stocks.

We've always been honest about our market views, whether they were encouraging or not. At this time, we're not going to tell you that there are not near-term risks or that

                                                                 Fund Summary  7
stocks are a screaming buy. But after two years of a severe bear market we also don't think the outlook is terrible. For long-term investors who can deal with the short-term risks that might become reality, we believe there is a good chance that stocks are set up to deliver decent returns over a period of several years. And, while say, a 7% return may not sound exciting compared to the returns of the 1980s and 1990s, an investment will double in value in ten years at that rate. If stock prices keep going down in the near term, they should be set up for a stronger rebound.

As we look ahead we believe Masters' Select Equity's is positioned to do better than the popular market averages for two reasons. One is the fund's broader market-cap exposure. The second and most important factor is the quality of our managers and their focus on their highest confidence stocks. In the decent but not great return environment we expect in the coming years, skilled stock picking will be particularly important. So while we focus our market assessments on the S&P 500 and the somewhat broader Wilshire 5000, as the most widely followed stock market benchmarks, we expect our managers to continue to outperform these indexes and its other benchmarks. And it is worth noting that we believe it is likely that the market averages will do slightly better than the 6% return they have produced thus far in the life of Masters' Select Equity.

We will continue to focus on doing all we can to make Masters' Select Equity a satisfying long-term investment experience for our shareholders. We thank you for your trust and confidence, especially during this difficult period for the stock market.

8  The Masters' Select Funds

MASTERS' SELECT EQUITY FUND MANAGERS

                                                    MARKET
                                    TARGET          CAPITALIZATION
INVESTMENT                          ASSET           OF COMPANIES        STOCK-PICKING
MANAGER          FIRM               ALLOCATION      IN PORTFOLIO        STYLE
-------          ----               ----------      ------------        -----
CHRISTOPHER      Davis Selected
DAVIS/KENNETH    Advisors              20%          Mostly large        Growth at a
FEINBERG                                            companies           reasonable price

BILL D'ALONZO    Friess                10%          Small and mid-      High earnings
AND TEAM         Associates                         sized companies     growth

MASON            Southeastern          20%          All sizes, may      Value and global,
HAWKINS          Asset                              have up to 50%      may invest up to
                 Management                         foreign stocks      50% in foreign
                                                                        securities

BILL MILLER      Legg Mason            20%          All sized, but      Eclectic, may invest
                 Funds                              Mostly large        in traditional value
                 Management                         and mid-sized       stocks or growth
                                                    companies           stocks

SIG SEGALAS      Jennison              20%          Mostly large        High earnings
                 Associates                         companies           growth

DICK WEISS       Strong Capital        10%          Small and mid-      Growth at a
                 Management                         sized companies     reasonable price

PORTFOLIO COMPOSITION

As reflected in this chart, your Fund is well diversified in terms of market capitalization. The Fund holds 73 securities, exclusive of cash equivalents.

Cash Equivalents & Other      6.3%
Foreign Equities              4.0%
Small-Cap Domestic           13.4%
Large-Cap Domestic           48.0%
Mid-Cap Domestic             28.3%


Market Capitalization:
     Small-Cap Domestic < $1.6 billion
     Mid-Cap Domestic $1.6-$10.0 billion
     Large-Cap Domestic > $10.0 billion

                                                                 Fund Summary  9

MASTERS' SELECT EQUITY FUND STOCK HIGHLIGHTS

PHILLIPS PETROLEUM CO. - CHRISTOPHER DAVIS

For decades, Phillips was an under-managed company in a difficult business selling at a steep discount to industry leaders. We believe that the unexpected promotion of Phillip's disciplined and driven Chief Financial Officer Jim Mulva to CEO in late 1999 marked a turning point. With new management focused on accountability, costs and return on invested capital, the shares could benefit not just from improving financial results but also from a narrowing of the valuation gap between Phillips and industry leaders such as Exxon, BP and Shell. On top of this, should the twenty-year bear market in energy prices end - and the conflict in the Middle East certainly increases this probability - the earnings leverage is dramatic.

In addition to driving accountability with a no-nonsense and no-excuses attitude, Jim Mulva made a significant number of management changes, including new VPs of Exploration, Production and Refining and Marketing. He determined to change the company's insular corporate culture by moving headquarters from Bartlesville, Oklahoma, where they had been since the 1920s, to Houston. Most importantly, he changed the mix of Phillip's businesses through a number of large deals. Although his large acquisition of Arco's properties in Alaska seems like a homerun, the jury is out on others, including his acquisition of Tosco and Conoco, both of which seemed fully priced and warrant watching.

Turning to valuation, we attempt to calculate the `owner earnings' of the business by adjusting for the costs of replacing reserves, merger savings, option expenses and, most importantly, a range of different price environments. In Phillips, we are paying a fair price of 15 times earnings using assumptions of $20 oil prices, hopefully a conservative assumption as oil is currently trading at $27 per barrel. We think that this earnings yield of 6.6% (of which 2% is paid out in dividends) is reasonable and compares favorably to the majors such as Exxon at 3.6% (28 times) and British Petroleum at 4% (25 times) using the same pricing assumptions. Most importantly, should the price environment remain favorable, the leverage is dramatic. At $25 oil, Phillips earnings would increase 35%, lowering the price-to-owner earnings to eleven times.

All in all, we think the combination of a disciplined new management with cost savings opportunities, combined with a low relative valuation and great leverage to higher energy prices produces a good balance of risk and reward in these uncertain times.

PACTIV CORP. - BILL D'ALONZO

Ever toss something in the kitchen wastebasket only to watch the garbage bag inside slip down to join it at the bottom? Apparently it happens to quite a few folks given that sales of a new Hefty brand kitchen wastebag called The Gripper recently helped

10  The Masters' Select Funds

Pactiv prolong a two-year run of meeting or beating Wall Street earnings expectations in a tough economy.

NYSE-listed Pactiv Corp. grew March-quarter earnings 44 percent, exceeding analyst estimates by 13 percent. The company's gross profit margin improved 4.2 percentage points to 32.3 percent, reflecting growth in higher-margin product lines and cost benefits from ongoing productivity initiatives.

Pactiv offers the broadest range of products in the specialty packaging industry. It generates about $2.8 billion in annual revenue from sales of trash and freezer bags, meal containers, disposable plates, building insulation and industrial-shipping products, among other products. More than 80 percent of Pactiv products rank first or second in share of their respective markets.

The Gripper, which employs a trademarked "Stretch & Grip Top" to stay in place, is part of a broader growth strategy at Pactiv that aims to leverage its flagship Hefty consumer brand in new products. Pactiv also recently introduced Hefty Zoo Pals paper plates, which sport the shape and look of more than 50 animal faces. The new product push comes as Pactiv benefits from a continuing plan to divest less-profitable businesses and pay down debt.

Our team spoke to Chief Financial Officer Andrew Campbell about Pactiv's announced commitment to cost control and efficiency. The company recently replaced a web of small distributors with five regional warehouses in the U.S., reducing transportation costs while providing each customer a single contact point.

Pactiv reflects the key characteristics required by the Friess investment strategy, which isolates companies experiencing rapid earnings growth that sell at reasonable multiples of earnings estimates. We bought Pactiv at just 11 times 2002 earnings estimates, and analysts predict the company will grow earnings 28 percent this year.

We also aim to identify companies with earnings catalysts to potentially fuel growth beyond Wall Street expectations. That could be a new market opportunity or new products, such as The Gripper wastebag and Zoo Pals plates. Pactiv exceeded earnings estimates in three of its past four quarters.

KODAK - BILL MILLER

Eastman Kodak Company is one of the best known brands in the world and has been a leading American company for 100 years. The company develops, manufactures, and markets imaging products. Kodak provides professional and consumer digital cameras, laser images for radiologists, and photographic films for professionals and amateurs. Kodak also provides digital services for cinematographers, document scanners, aerial images, digital printers for commercial customers, and flat panel displays.

The threat of digital pictures to Kodak's dominant franchise in film and its underlying economics has been consistently overstated by analysts and overestimated by the market.



                                                                Fund Summary  11

While we believe traditional film will be affected as digital cameras become cheaper and better, we do not expect this to occur at the rapid pace currently discounted by the market. Film growth in emerging markets is still robust, and Kodak is generating a significant amount of cash from this mature business which it is redeploying to higher growth opportunities. We estimate free cash flow at over $9 billion over the 6 next years. The company continues to invest in its position as a top three manufacturer of digital cameras, the leading player in online services for digital picture taking, and in commercial and health imaging systems.

Kodak has maintained an appropriate balance between preserving an investment-grade balance sheet, extracting cash from its businesses and returning value to its shareholders through dividend payments and stock buybacks, while strategically investing in new imaging modalities. Kodak's global recognition and resources have given it a sizable lead versus competing imaging companies.

We believe the significant dividend yield of over 6% provides strong support for the stock in the mid-$20s. We also believe that in the environment today where there is concern about accounting treatments, companies that generate cash and provide stable and growing dividends to their shareholders will attract high quality and stable investors. The upside in Kodak comes from the possibility that the company can parlay its dominant position in photography into a dominant position in digital imaging and services for consumers and commercial applications. Under this scenario, fair value for the company is more than $60 per share assuming digital services offsets the continued decline of conventional film. Based on a range of possibilities and comparables valuation analyses, we believe the company is conservatively worth $35 to $54, or 11x to 17x our 2003 earnings estimate.

LOWES COMPANIES, INC. - SIG SEGALAS

Lowes is a $22 billion home improvement retailer operating 744 stores in 44 states. The company is the second largest home improvement retailer in the world and the 14th largest retailer in the U.S.

Lowes encompasses many of the factors we look for in successful retail investments. These factors include: (1) strong internally generated revenue growth, (2) the potential for increased market share, (3) improving store productivity, (4) improving ROIC, and (5) durability of growth.

Lowes is hitting its stride after many years of reinvention from a small to a large store format. The company has been successful in creating a preferred store format versus the competition and is now beginning to reap the benefits in terms of increasing share gains, customer ticket and store productivity. Key competitive strengths include the appliance business, in which Lowes has gained significant share, centralized distribution, a clean store environment, and an upscale mix of goods.

We believe Lowes EPS (earnings per share) should grow at a minimum of 20% over the next 3 years driven by 15-17% square footage growth and 20% sales growth. Same-


12  The Masters' Select Funds
store-sales and revenue growth should be industry leading. Operating profits should double over the same period. One of the driving forces behind Lowes' results will be its expansion into major metro markets where the company will gain share. Initial moves into these markets have been successful with both store volumes and profit coming in above expectations. Margins and ROIC (return on invested capital) should improve due to an enhanced mix of goods and leverage of the company's industry-leading distribution and technology infrastructure.

GETTY IMAGES, INC. - DICK WEISS

Getty Images is the world's largest provider of stock imagery, mainly photography. Stock photography can best be described as existing images that are used for commercial use or licensing. The images are attained through a variety of sources including independent photographers. Customers of Getty Images include advertising agencies, magazines, media companies and large public companies among others. Many of Getty's customers are in industries undergoing consolidation so the scale that Getty offers is a competitive advantage.

Over the past 15 years, the imagery industry has enjoyed significant growth through consolidation and continued improvement in simplifying the use of stock photography. Stock photography has become the cheaper and timelier answer to acquiring images. Getty is the dominant player with approximately 80% of their revenues attributed to stock photography. After spending five years of helping consolidate the industry, Getty now has the largest collection of photographs in the world. This strong competitive position is in the process of being enhanced by the transition from paper distribution to digital distribution of the product. Getty has a leadership role in almost every form of current event photography. Their position in the industry is protected by contracts and healthy relationships with the majority of its photographers.

The migration to a digital platform, while quite costly, has been successfully completed. Given the high fixed cost nature of their business, additional revenue growth should result in a very high incremental margin. Getty has seen some margin improvement already despite the weak economy, and the margin story should accelerate when the advertising market recovers. Our opinion is that profit growth will surprise on the upside over the next few years. Most observers believe Getty can grow their revenues at 10-15% with cash flow growth in the 20% range.

Long term, the increasing use of broadband will create greater demand for images. Management has also indicated future expansion opportunities in two areas: penetration of the Japanese marketplace and corporate digital asset management. Penetration in Japan has been a goal of Getty's for some time and would fit well into their strategy, in view of the fact that advertising spending per person is higher in Japan than any other country in the world. We are less sanguine about the latter expansion area.

In summary, Getty appears to have created a dominant franchise, which will increasingly benefit from delivery of the product through digital methods. While this potential has


                                                                Fund Summary  13
been partially masked by the weak economy, we believe the recovery to be surprisingly strong, making the stock a reasonable value at current levels.






































In keeping with Southeastern Asset Management's disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

NEITHER THE INFORMATION CONTAINED HEREIN NOR ANY OPINION EXPRESSED SHALL BE CONSTRUED TO CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BUY ANY SECURITIES MENTIONED HEREIN. THE VIEWS HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AT THE TIME THE COMMENTARIES ARE WRITTEN AND MAY NOT BE REFLECTIVE OF CURRENT CONDITIONS.

14  The Masters' Select Funds

MASTERS' SELECT EQUITY FUND

SCHEDULE OF INVESTMENTS IN SECURITIES AT JUNE 30, 2002 (UNAUDITED)

SHARES                                                                  VALUE
------                                                                  -----
COMMON STOCKS: 93.7%

CONSUMER DISCRETIONARY: 22.0%
172,900       Bed Bath & Beyond, Inc.*                            $   6,526,110
110,000       Big Lots, Inc.                                          2,164,800
 70,000       CEC Entertainment, Inc.*                                2,891,000
333,000       Comcast Corp. - Special Class A*                        7,937,055
 75,000       Diageo Plc                                              3,873,750
400,000       Eastman Kodak Co.                                      11,668,000
165,000       Fox Entertainment Group, Inc. - Class A*                3,588,750
222,000       General Motors Corp.                                   11,865,900
 50,000       Group 1 Automotive, Inc.*                               1,907,500
600,000       Hilton Hotels Corp.                                     8,340,000
 90,000       J. Jill Group, Inc. (The)*                              3,415,500
115,000       Jack in the Box, Inc.*                                  3,657,000
 88,600       Kohl's Corp.*                                           6,209,088
155,600       Lowe's Companies, Inc.                                  7,064,240
206,000       Marriott International, Inc. - Class A                  7,838,300
365,000       Paxson Communications Corp.*                            2,007,500
130,000       RARE Hospitality International, Inc.*                   3,500,250
 85,000       Ticketmaster Online - CitySearch, Inc.*                 1,589,925
141,000       Viacom, Inc. - Class B*                                 6,256,170
                                                                  -------------
                                                                    102,300,838
                                                                  -------------
CONSUMER STAPLES: 1.9%
 55,000       Hershey Foods Corp.                                     3,437,500
130,000       Philip Morris Companies, Inc.                           5,678,400
                                                                  -------------
                                                                      9,115,900
                                                                  -------------
ENERGY: 7.8%
170,900       BJ Services Co.*                                        5,790,092
125,000       GlobalSantaFe Corp.                                     3,418,750
100,000       Phillips Petroleum Co.                                  5,888,000
500,000       Pioneer Natural Resources Co.                          13,025,000
105,000       Spinnaker Exploration Co.*                              3,782,100
205,000       XTO Energy, Inc.                                        4,223,000
                                                                  -------------
                                                                     36,126,942
                                                                  -------------
FINANCE: 25.3%
283,200       American Express Co.                                   10,285,824
159,600       American International Group, Inc.                     10,889,508
150,000       Aon Corp.                                               4,422,000
350,000       Bank One Corp.                                         13,468,000
    117       Berkshire Hathaway, Inc. - Class A*                     7,815,600
260,666       Citigroup                                              10,100,807
 85,000       First Tennessee National Corp.                          3,255,500
 81,900       Hartford Financial Services Group, Inc.                 4,870,593
 90,000       Household International, Inc.                           4,473,000
 14,000       Julius Baer Holding AG                                  4,012,739
205,500       MGIC Investment Corp.                                  13,932,900
90,000        Renaissance Re Holdings Ltd.                            3,294,000
120,000       Transatlantic Holdings, Inc.                            9,600,000
350,000       Washington Mutual, Inc.                                12,988,500
125,000       Willis Group Holdings Ltd.*                             4,113,750
                                                                  -------------
                                                                    117,522,721
                                                                  -------------
HEALTHCARE & PHARMACEUTICALS: 6.1%
132,900       Amgen, Inc.*                                            5,566,517
217,000       Celgene Corp.*                                          3,330,950
130,000       Genentech, Inc.*                                        4,355,000
110,000       Inamed Corp.*                                           2,939,200
102,600       Priority Healthcare Corp. - Class B*                    2,409,561
 87,000       Triad Hospitals, Inc.*                                  3,687,060
116,300       Wyeth                                                   5,954,560
                                                                  -------------
                                                                     28,242,848
                                                                  -------------
INDUSTRIALS: 19.3%
270,000       FedEx Corp.                                            14,418,000
110,000       Getty Images, Inc.*                                     2,390,850
475,000       GrafTech International Ltd.*                            5,842,500
762,400       Modem Media, Inc.*                                      2,782,760
275,000       Pactiv Corp.*                                           6,545,000
110,000       Pittston Brink's Group                                  2,640,000

                                                     Schedule of Investments  15

MASTERS' SELECT EQUITY FUND

SHARES                                                                  VALUE
------                                                                  -----
INDUSTRIALS: 19.3% (CONTINUED)
  675,000    Republic Services, Inc. - Class A*                    $ 12,872,250
   90,000    Sealed Air Corp.*                                        3,624,300
  150,000    Steel Dynamics, Inc.*                                    2,470,500
1,290,000    Tyco International Ltd.                                 17,427,900
  120,000    United Parcel Service                                    7,410,000
  430,000    Waste Management, Inc.                                  11,201,500
                                                                   ------------
                                                                     89,625,560
                                                                   ------------

TECHNOLOGY: 8.6%
  334,100    Cisco Systems, Inc.*                                     4,659,025
1,680,000    Enterasys Networks, Inc.*                                2,990,400
  379,600    Hewlett-Packard Co.                                      5,800,288
   65,000    L-3 Communications Holdings, Inc.*                       3,510,000
  270,000    Mentor Graphics Corp.                                    3,840,750
  121,500    Microsoft Corp.*                                         6,637,545
1,400,000    Riverstone Networks, Inc.*                               4,382,000
  195,300    Texas Instruments, Inc.                                  4,628,610
  115,000    THQ, Inc.*                                               3,429,875
                                                                   ------------
                                                                     39,878,493
                                                                   ------------
TELECOMMUNICATIONS: 2.7%
  915,000    AT&T Corp.                                               9,790,500
  269,300    Broadwing, Inc.*                                           700,180
  665,000    Nextel Communications, Inc.*                             2,134,650
                                                                   ------------
                                                                     12,625,330
                                                                   ------------
TOTAL COMMON STOCKS (cost $427,815,165)                             435,438,632
                                                                   ------------
SHORT-TERM INVESTMENTS: 6.3%

CORPORATE NOTES: 0.7%
$2,000,000 American Express Credit Corp., 1.68%, 07/01/02             2,000,000
1,044,000 IBM Credit Corp., 1.90%, 07/01/02                           1,044,000
                                                                   ------------
Total Corporate Notes (cost $3,044,000)                               3,044,000
                                                                   ------------
REPURCHASE AGREEMENTS: 5.6%
20,428,000 State Street Bank & Trust Co., 0.76%, 06/28/02,
  due 07/01/02, [collateral: $15,365,000, US Treasury Notes,
  8.50%, due 02/15/20, value $20,850,459] (proceeds
  $20,429,294)                                                       20,428,000
5,562,000 State Street Bank & Trust Co., 1.90%, 06/28/02,
  due 07/01/02, [collateral: $5,850,000, Federal National
  Mortgage Association Notes, 7.50%, due 09/01/31, value
  $5,733,000] (proceeds $5,562,881)                                   5,562,000
                                                                   ------------
Total Repurchase Agreements (cost $25,990,000)                       25,990,000
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
(cost $29,034,000)                                                   29,034,000
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES (cost $456,849,165): 100.0%         464,472,632

Other Assets less Liabilities: 0.0%                                     138,678
                                                                   ------------
NET ASSETS: 100.0%                                                 $464,611,310
                                                                   ============

*    Non-income producing security.

See accompanying Notes to Financial Statements.

16  The Masters' Select Funds

MASTERS' SELECT INTERNATIONAL FUND REVIEW

In a very difficult stock market environment, the Masters' Select International Fund managed to generate a positive return during the first half of the year, outperforming its benchmark and ranking high within its peer group.

COMPARISON CHART

The value of a hypothetical $10,000 investment in the Masters' Select International Fund from its inception (12/1/97) to present as compared with the MSCI All Countries World Free (ex US) Index and the Lipper International Fund Index.

The hypothetical $10,000 investment at Fund inception includes charges in share price and reinvestment of dividends and capital gains. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

                                                           MSCI All
                        Masters' Select      Lipper        Countries
                         International   International     World Free
                             Fund          Fund Index    (ex US) Index
                            $15,542          $10,826        $10,226
                            -------          -------        -------
         1-Dec-97           $10,000          $10,000        $10,000
        31-Dec-97           $ 9,880          $10,079        $10,115
        31-Jan-98           $ 9,910          $10,323        $10,417
        28-Feb-98           $10,990          $10,984        $11,112
        31-Mar-98           $11,680          $11,580        $11,497
        30-Apr-98           $11,930          $11,758        $11,580
        31-May-98           $11,770          $11,782        $11,370
        30-Jun-98           $11,360          $11,679        $11,327
        31-Jul-98           $11,440          $11,858        $11,434
        31-Aug-98           $ 9,400          $10,152        $ 9,822
        30-Sep-98           $ 9,140          $ 9,836        $ 9,615
        31-Oct-98           $ 9,870          $10,559        $10,622
        30-Nov-98           $10,580          $11,088        $11,192
        31-Dec-98           $11,040          $11,361        $11,578
        31-Jan-99           $11,665          $11,430        $11,565
        28-Feb-99           $11,534          $11,136        $11,306
        31-Mar-99           $12,129          $11,507        $11,852
        30-Apr-99           $13,107          $12,043        $12,445
        30-May-99           $12,562          $11,595        $11,860
        30-Jun-99           $13,369          $12,145        $12,406
        31-Jul-99           $13,591          $12,416        $12,697
        31-Aug-99           $13,520          $12,514        $12,742
        30-Sep-99           $13,702          $12,554        $12,828
        31-Oct-99           $14,488          $12,992        $13,305
        30-Nov-99           $16,537          $13,944        $13,838
        31-Dec-99           $19,321          $15,659        $15,158
        31-Jan-00           $19,373          $14,742        $14,335
        29-Feb-00           $21,857          $15,715        $14,722
        31-Mar-00           $21,991          $15,756        $15,275
        30-Apr-00           $20,170          $14,757        $14,423
        31-May-00           $19,518          $14,351        $14,054
        30-Jun-00           $20,273          $15,016        $14,652
        31-Jul-00           $19,673          $14,529        $14,074
        31-Aug-00           $19,890          $14,775        $14,248
        30-Sep-00           $19,342          $13,913        $13,457
        31-Oct-00           $18,545          $13,440        $13,029
        30-Nov-00           $17,831          $12,873        $12,444
        31-Dec-00           $18,354          $13,353        $12,870
        31-Jan-01           $18,174          $13,432        $13,075
        28-Feb-01           $17,155          $12,489        $12,046
        31-Mar-01           $15,872          $11,611        $11,178
        30-Apr-01           $17,083          $12,317        $11,926
        31-May-01           $16,532          $12,019        $11,573
        30-Jun-01           $15,872          $11,680        $11,125
        31-Jul-01           $15,417          $11,376        $10,887
        31-Aug-01           $14,853          $11,148        $10,617
        30-Sep-01           $13,319          $ 9,933        $ 9,491
        31-Oct-01           $13,930          $10,202        $ 9,756
        30-Nov-01           $14,797          $10,582        $10,202
        31-Dec-01           $15,061          $10,771        $10,334
        31-Jan-02           $14,893          $10,336        $ 9,892
        28-Feb-02           $15,109          $10,480        $ 9,963
        31-Mar-02           $15,963          $11,035        $10,546
        30-Apr-02           $16,083          $11,112        $10,572
        31-May-02           $16,324          $11,271        $10,687
        30-Jun-02           $15,542          $10,826        $10,226

INVESTMENT PERFORMANCE                                                AVERAGE
AS OF JUNE 30, 2002                                     THREE YEAR    ANNUAL
                                                          AVERAGE      TOTAL
                                     YEAR TO  12 MONTH    ANNUAL      RETURN
                                      DATE      TOTAL      TOTAL       SINCE
                                     RETURN    RETURN     RETURN    INCEPTION(1)
                                     ------    ------     ------    ------------
MASTERS' SELECT INTERNATIONAL FUND    3.19%    -2.08%      5.15%       10.11%

MSCI ALL COUNTRIES WORLD FREE
(EX US) INDEX(2)                     -1.05%    -8.09%     -6.24%        0.49%

LIPPER INTERNATIONAL FUND INDEX(3)    0.51%    -7.32%     -3.76%        1.75%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND INVESTORS MAY HAVE A GAIN OR LOSS WHEN THEY SELL SHARES. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Indices are unmanaged, do not incur fees, expenses, or taxes and cannot be invested in directly. Investing in foreign equities subjects investors to economic, political, and market risks and fluctuations in currency rates

(1) The inception date of the Masters' Select International Fund is December 1, 1997.

(2) The MSCI All Countries World Free (ex US) Index is a broad-based index that measures the performance of common equities in 46 developed and emerging market countries.

(3 The Lipper International Fund Index measures the performance of the 30 largest mutual funds in the international equity fund objective, as determined by Lipper, Inc.

                                                                Fund Summary  17

LONG-TERM PERFORMANCE DISCUSSION

With Masters' Select International coming up on the five-year anniversary of its launch, we believe this is an appropriate time to evaluate the fund's long-term performance relative to its objective, benchmarks and peer group. The fund was originally conceived as a core international holding. As such it was our intention to structure a fund that we believed was likely to be consistently competitive with its peer group and benchmark, delivering above average long-term performance. Though we did not expect chart topping returns in any particular period, we did seek to deliver above average long-term returns. And as we outlined in the discussion of the Masters' Select Equity Fund, the events of the last few years have amounted to a significant test. The following are some performance related facts:

* Over the full life of Masters' Select International it ranks in the top 2.6% of its foreign stock fund peer group (10th out of 365 funds according to Lipper)

* The fund has been a top quartile performer in each of the past three calendar years and is in the top 20% of its peer group so far in 2002 (according to Morningstar). This is surprisingly consistent relative performance considering that this time frame included strong periods of outperformance for growth stocks and other periods during which value stocks significantly outperformed. It is rare for a single fund to perform well compared to its peer group in both types of environments.1

* The fund has outperformed its best performing benchmark, the Lipper International Fund Index, by over 8% per year (10.11% versus 1.75%).

* All four of the fund's subadvisors have bested their foreign stock benchmark.

Over the four and one half year life of Masters' Select International we believe the performance data strongly supports the conclusion that, thus far, our objectives have been achieved and exceeded.

2002 PERFORMANCE

In what can only be described as a horrible stock market environment, foreign stock indexes struggled but managed to hold up much better than broad-based U.S. stock market benchmarks. A major factor in the "less bad" performance of foreign markets was currency gains. The euro and a number of other foreign currencies strengthened against the U.S. dollar, resulting in currency gains to U.S. investors on stocks held in foreign currencies. This added over 7% to the return for the MSCI benchmark we report. In addition, Asian markets generally delivered positive returns. As was the case in the U.S., value-oriented stocks performed better than growth-oriented stocks.

----------
(1) The performance rank of Masters' Select International Fund in Morningstar's Foreign Stock Category was:

          12 months ended 12/31/99: 12th percentile out of 674 funds

          12 months ended 12/31/00: 16th percentile out of 787 funds

          12 months ended 12/31/01: 24th percentile out of 892 funds

          6 months ended 6/30/02: 20th percentile out of 974 funds


18  The Masters' Select Funds

Masters' Select International's outperformance relative to its benchmarks through the first half of 2002 was driven by several factors:

* The fund's small-cap exposure, which was in the neighborhood of 10% of assets throughout the period. Small caps generally performed much better than large-caps.

* The fund's exposure to Asia ex-Japan (including Australia and New Zealand), which constituted around 20% of assets throughout much of the period. These markets generally had positive performance. Korean exposure was particularly high and it was one of the best performing markets in the world.

* The fund's under-weighting to the technology and telecommunications sectors.

*    The fund's big over-weighting to consumer and industrial stocks

In addition each of the fund's stock pickers had several stocks that were big winners in a very tough market environment. These included Somerfield, Hite Brewery, Hyundai Motor and CNOOC, Ltd., each of which returned over 40% in the first half of the year. Underscoring the importance of diversification, there were also several big losers including Royal Doulton, mmO2, Plc and Soitec.

While we can point to the factors mentioned above as the drivers behind the outperformance, it is really bottom-up stock picking that is the real driver of the fund's performance. All of the fund's sub-advisors build their portfolios stock by stock, focusing on their highest conviction ideas. Targeting specific sector or country exposure is not a major part of their stock selection process.

EXPENSES AND TAXES

Because of strong inflows into the fund in 2001, the fund's year-to-date average net assets were higher in the first half of 2002, resulting in lower expenses. In the first half of this year expenses accrued at 1.11%, compared to 1.19% for all of 2001. Further asset growth over the next few years may result in a continued gradual expense decline.

The bear market has resulted in a strong likelihood that the fund will not have a taxable capital gain distribution in 2002. As of June 30th, the fund had recognized losses, including losses carried forward from prior years, of $1.42 per share, equal to 11% of net assets.

LOOKING FORWARD

As we write this, global stock markets continue to be caught in the grasp of a serious bear market. By the time you read this, given a highly charged and volatile environment, it's possible that stocks will have spiked significantly higher or lower. That makes it particularly difficult to confidently present an outlook that will remain timely. With that caveat, we'd like to summarize our point of view on foreign markets. Our outlook for foreign stocks is not positive enough to pound the table with enthusiasm, but we do believe that returns have the potential to be somewhat better outside the U.S.

                                                                Fund Summary  19

There are several reasons to be more optimistic with regard to foreign markets including an overvalued dollar (foreign stocks are benefiting from currency gains, though these will be partly offset, in some cases, by a reduction in export competitiveness), better valuations (European stocks recently sold at around a 30% discount to U.S. stocks and for emerging-markets stocks the discount is even higher), fewer economic excesses to be worked off relative to the U.S., and the tarnished U.S. image based on recent headlines about corporate management misdeeds. In addition, there has been a huge amount of foreign investment in the U.S. in recent years. So far in 2002, the volume has slowed dramatically. With foreigners already heavily allocated to U.S. investments, and with the appeal of the U.S. as a destination for investment assets not quite as clear-cut compared to the rest of the world as it was, it is possible that investment flows may generally favor foreign markets. We believe this is a compelling reason for U.S. investors to maintain some meaningful degree of foreign diversification.

Despite all the positives, there are some offsetting factors that keep us from pounding the table in favor of foreign stocks. For example, the fact that foreign stocks are selling at a big discount to the U.S. becomes somewhat less compelling when considering that foreign markets have almost always sold at a large discount to the U.S. (e.g. Europe has averaged about a 25% discount). Moreover, we can talk about the problems in the U.S., but there are also risks overseas, including greater risk in Europe of higher interest rates, growth risks if the dollar collapses, and various regulatory and political risks. So we are not pounding the table, but we do believe that there is a good chance of capturing decent returns, or better, in non-U.S. stock markets.

When we launched Masters' Select International, we hypothesized that the fund's stock picking emphasis might be particularly well suited to stocks in foreign markets, which we believed to be less well researched. If we were right, we surmised that this fund would perform better than the other Masters' Select Funds relative to its benchmarks. That has in fact been the case. And while it will be difficult to duplicate the same magnitude of relative outperformance, we continue to have great confidence in the skill of our stock pickers and their ability to successfully execute a concentrated strategy. If we are right, and foreign stocks, on average, do a little better than U.S. stocks over the next few years, and Masters' Select International can continue to comfortably outperform its benchmarks, the potential for good returns is there.

As always, we will continue to do all we can to increase the odds that Masters' Select International will continue to deliver satisfying LONG-TERM performance. We thank you for your continued trust and confidence.

20  The Masters' Select Funds

MASTERS' SELECT INTERNATIONAL FUND MANAGERS

                                             MARKET
                               TARGET        CAPITALIZATION
INVESTMENT                     ASSET         OF COMPANIES      STOCK-PICKING
MANAGER        FIRM            ALLOCATION    IN PORTFOLIO      STYLE
-------        ----            ----------    ------------      -----
DAVID HERRO    Harris             25%        All sizes, but    Value
               Associates                    mostly large
                                             and mid-sized
                                             companies

DAN JAWORSKI   BPI Global         25%        Mostly large      Eclectic, may
               Asset                         companies         invest in
               Management                                      traditional
                                                               value stocks or
                                                               growth stocks

TED TYSON      Mastholm           25%        All sizes         High earnings
               Asset                                           growth
               Management

MARK YOCKEY    Artisan            25%        All sizes but     Growth at a
               Partners                      mostly large      reasonable price
                                             companies

PORTFOLIO DIVERSIFICATION

The fund holds 57 securities, exclusive of cash equivalents.

BY ASSET CLASS

Cash Equivalents & Other                      7.3%
Emerging Markets                              8.6%
Developed Markets Small-Cap                  14.9%
Developed Markets Large-Cap                  69.2%

                                             % of
                                              Net
BY SECTOR                                   Assets
                                            ------
Consumer Discretionary                       28.7%
Finance                                      17.6%
Industrials                                  16.9%
Consumer Staples                             15.4%
Technology                                    4.1%
Energy                                        3.6%
Telecommunications                            3.3%
Healthcare & Pharmaceuticals                  3.1%
Short-Term Investments                        8.6%
                                            -----
TOTAL INVESTMENTS IN SECURITIES             101.3%
LIABILITIES IN EXCESS OF OTHER ASSETS        (1.3)%
                                            -----
NET ASSETS                                  100.0%
                                            =====

Market Capitalization:
     Developed Markets Small-Cap < $1.0 billion
     Developed Markets Large-Cap > $1.0 billion

Fund Summary  21

MASTERS' SELECT INTERNATIONAL FUND STOCK HIGHLIGHTS

LM ERICSSON - DAVID HERRO

We have recently added LM Ericsson to the Masters' Select International Portfolio. Ericsson is the world's leading developer and manufacturer of mobile telecommunication systems.

This stock traded at over SEK (Swedish Krona) 200 as early as 2000 and now trades at SEK 16. We avoided the stock until recently because we thought the stock was absurdly priced and had a management team that was not clearly focused on their operational strength: mobile phone systems (as opposed to handsets).

Today, we see great value in these shares. The stock trades at a normal total-cap-to sales of 75% and a normal total-cap to operating profit of under 7x's. Though the stock was loved at 10x's revenues, the market seems to hate it at under 1 x's!

What has changed besides valuation? The company has significantly decreased its exposure to its once loss-making hand set business in a fairly intelligent way and has maintained its market leadership in phone systems by a long shot. Though phone companies have curtailed capital expenditures on new equipment, hurting their business, Ericsson continues to hold, and in some cases gain market share. Much of the industry is in financial turmoil and a number of Ericsson's competitors are approaching bankruptcy or contemplating a departure from the industry because of these weak conditions.

Though the market is weak, eventually spending will return on this type of capital equipment. Ericsson has positioned itself well as the industry leader and is selling at a bargain basement price. It has implemented a number of cost-cutting initiatives that should leave the company well positioned to leverage the upturn in the cycle. At the same time, management seems to have learned from past mistakes and is focusing on the company's competitive strengths. At this price, we believe that the substantial upside potential more than offsets potential risks.

REXAM PLC - DAN JAWORSKI

Rexam Plc, headquartered in the United Kingdom, is one of the largest consumer packaging companies in the world. The company specializes in designing and manufacturing packaging for consumer goods producers. Approximately two-thirds of their sales are from beverage can packaging and one-third from plastics packaging. In the beverage can industry, Rexam's customer list includes Coca-Cola, Anheuser Bush and Heineken (Netherlands). In the plastics packaging division, large customers include healthcare companies such as Johnson & Johnson and Terumo (Japan) and beauty companies such as Avon and L'Oreal (France).

Consolidation in the beverage can market has lead to a better supply discipline amongst the major producers and resulted in reduced industry capacity. The supply discipline has

22  The Masters' Select Funds
allowed the producers to increase prices and maintain capacity utilization at approximately ninety-five percent on average. Globally, the top five companies control nearly 80% of the beverage can market. Rexam currently has 23% of beverage can market share in the United States, and 45% of beverage can market share in Europe. They also have 26% global market share in plastic packaging for the healthcare industry. The company operates in niche segments of a consolidated industry that has high barriers to entry. We believe that this will allow Rexam and its competitors to enjoy continued pricing power for the foreseeable future.

The industry dynamics that Rexam is currently encountering dovetail with BPI's investment approach, which is based on the concept of Economic Darwinism - how globalization and technological change have created an increasingly competitive environment for business worldwide. The implication is that companies that dominate their industry or niche globally will be superior investments over the long term. One of the results of Economic Darwinism is accelerating industry consolidation, which is transforming a number of industries worldwide and providing investment opportunities as companies gain pricing power and economies of scale. The consolidation process has also resulted in a number of smaller players gaining increasing dominance in their industries or niches.

Rexam currently offers a compelling combination of fundamentals and relative valuation, in our opinion. The company has a return on equity of nearly nineteen percent, higher than the industry average, yet trades at a twenty-five percent discount to its global industry peers on a price-to-earnings basis. Given its above average profitability we believe that Rexam should trade at least at a multiple on par with its global industry peers, which provides considerable upside for the price of Rexam shares.

NIPPON UNIPAC HOLDING - TED TYSON

Nippon Unipac Holding is the largest producer of pulp and paper products in Japan. It was formed in March 2000 with the merger of Nippon Paper Industries and Daishowa Paper Manufacturing, two long-time competitors. Japan is the second largest market for paper after the United States. Globally, Nippon Unipac is, in terms of revenues, the world's fifth largest paper company.

The company reflects a trend that is evident in a number of sectors in Japan, namely the consolidation of a large number of domestic suppliers in a particular industry to a small handful of players. This not only reduces the scope for the type of price competition that has historically kept the returns on investment in Japan's domestic sector extremely low, it also creates larger, better-capitalized corporations which are better able to reach global standards of efficiency. In the case of the paper industry, which had dozens of companies for most of the post-war period, it is now completely dominated by Nippon Unipac and its main competitor Oji Paper.

The company is likely to reduce the average cost of production for its products fairly significantly over the next 2-3 years. It is closing smaller manufacturing plants and consolidating production at larger, more efficient production sites. While the cost of this

                                                                Fund Summary  23
restructuring (mainly in the form of severance pay to laid-off workers) led to a net loss in the year ended March 2002, it has already led to a net $150 million reduction in production costs. Savings will increase significantly in 2003 to some $200-250 million. A smaller number of producers in Japan has also led to much better industry price discipline - overall capacity continues to decline and prices for certain grades of paper are rising sharply.

Taking the benefits of restructuring into account, I believe earnings at Nippon Unipac will grow 40-50% in the current fiscal year and 20-30% in 2004 - perhaps more if Japan enters a period of decent economic growth. With a 2004 P/E of 12.5 times and trading at just over 4 times 2004 cash flow it is a very attractively priced play on the continuing restructuring of Japanese industry.

TESCO - MARK YOCKEY

Tesco is the United Kingdom's number one food retailer and we believe is a compelling investment. Tesco is positioned to provide long-term sustainable growth due to its management's aggressive commitment and focus on strong business growth.

Tesco dominates its home market through aggressive pricing and product range expansion, along with its regular improvement in supply chain management, making it a particularly attractive investment.

Tesco continues its aggressive international expansion focused on emerging markets. Its major initiatives have focused in Poland, the Czech Republic and Thailand. Results have improved at a rapid pace.

The management team has recently reiterated its confidence in its growth. The confidence has been corroborated by market share gain in Tesco's major markets. We believe that Tesco will be able to continue to deliver double-digit growth over the coming years.




NEITHER THE INFORMATION CONTAINED HEREIN NOR ANY OPINION EXPRESSED SHALL BE CONSTRUED TO CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BUY ANY SECURITIES MENTIONED HEREIN. THE VIEWS HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AT THE TIME THE COMMENTARIES ARE WRITTEN AND MAY NOT BE REFLECTIVE OF CURRENT CONDITIONS.

24  The Masters' Select Funds

MASTERS' SELECT INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2002 (Unaudited)

SHARES                                                                  VALUE
------                                                                  -----
COMMON STOCKS: 92.7%

AUSTRALIA: 3.3%
 2,175,400     Ansell Ltd.                                         $  7,692,115
 1,063,315     Coca-Cola Amatil Ltd.                                  3,819,703
                                                                   ------------
                                                                     11,511,818
                                                                   ------------
BELGIUM: 4.2%
   392,200     Fortis*                                                8,343,069
   220,700     Interbrew                                              6,324,325
                                                                   ------------
                                                                     14,667,394
                                                                   ------------
BRAZIL: 0.4%
   333,500     Telesp Celular Participacoes SA                        1,320,660
                                                                   ------------
CANADA: 2.5%
   198,700     Talisman Energy, Inc.                                  8,929,529
                                                                   ------------
FINLAND: 2.3%
   612,300     Metso OYJ                                              7,906,829
                                                                   ------------
FRANCE: 9.4%
    80,000     BNP Paribas                                            4,416,160
   143,736     Chargeurs SA                                           3,825,570
   139,400     Neopost SA*                                            5,537,766
   232,900     Renault SA                                            10,870,669
   355,100     S.O.I.T.E.C.*                                          3,430,390
   123,400     Wavecom SA*                                            4,981,221
                                                                   ------------
                                                                     33,061,776
                                                                   ------------
GERMANY: 8.1%
   107,867     Aareal Bank AG*                                        1,727,861
   106,200     Adidas-Salomon AG                                      8,709,929
   182,000     BASF AG                                                8,459,016
    40,300     Muenchener Rueckversicherungs-Gesellschaft AG          9,534,174
                                                                   ------------
                                                                     28,430,980
                                                                   ------------
HONG KONG: 1.9%
 2,683,100     CNOOC Ltd.                                             3,594,781
19,954,000     Oriental Press Group                                   3,146,693
                                                                   ------------
                                                                      6,741,474
                                                                   ------------
IRELAND: 3.7%
   572,000     Bank of Ireland                                        7,110,136
   107,867     DepFa Bank Plc                                         5,954,474
                                                                   ------------
                                                                     13,064,610
                                                                   ------------
ITALY: 5.8%
   460,150     Autogrill SpA                                          5,338,788
   518,500     Banco Popolare di Verona e Novara Scrl                 6,710,892
 3,939,500     Ducati Motor Holding SpA*                              6,213,379
 1,051,000     Fila Holding SpA*                                      2,102,000
                                                                   ------------
                                                                     20,365,059
                                                                   ------------
JAPAN: 5.8%
   976,000     Daiwa Securities Co. Ltd.                              6,326,718
   119,000     Ito-Yokado Co. Ltd.                                    5,956,701
       886     JSAT Corp.                                             4,080,190
       617     Nippon Unipac Holding                                  3,819,413
                                                                   ------------
                                                                     20,183,022
                                                                   ------------
NETHERLANDS: 2.1%
    66,800     Unilever NV                                            4,365,729
   167,016     Wolters Kluwer NV                                      3,164,304
                                                                   ------------
                                                                      7,530,033
                                                                   ------------
NORWAY: 1.4%
   777,100     Golar, Inc.*                                           4,751,768
                                                                   ------------
SOUTH AFRICA: 1.2%
   310,000     Sappi Ltd.                                             4,334,619
                                                                   ------------
SOUTH KOREA: 6.9%
    44,500     Hite Brewery Co. Ltd.                                  2,744,722
   388,000     Hyundai Motor Co.                                     11,659,352
    90,000     Kookmin Bank                                           4,369,077
   252,400     KT Corp.                                               5,464,460
                                                                   ------------
                                                                     24,237,611
                                                                   ------------
SWEDEN: 5.6%
   292,000     Autoliv, Inc.*                                         7,100,073
 1,046,800     Gambro AB                                              6,874,657
 3,797,900     Telefonaktibolaget LM Erricsson AB - Class B           5,730,470
                                                                   ------------
                                                                     19,705,200
                                                                   ------------
SWITZERLAND: 4.2%
    65,700     Ciba Specialty Chemicals AG                            5,252,917
    41,530     Nestle SA                                              9,662,025
                                                                   ------------
                                                                     14,914,942
                                                                   ------------
TAIWAN: 0.1%
    16,710     Taiwan Semiconductor Manufacturing Co. Ltd. ADR*         217,230
                                                                   ------------

                                                     Schedule of Investments  25

MASTERS' SELECT INTERNATIONAL FUND

SHARES                                                                  VALUE
------                                                                  -----
UNITED KINGDOM: 23.8%
 3,778,000     Aegis Group Plc                                    $   5,169,716
   821,000     BAE Systems Plc                                        4,193,323
   569,200     British American Tobacco Plc                           6,118,209
   881,521     Compass Group Plc                                      5,349,166
   931,000     Diageo Plc                                            12,093,711
 3,077,521     Granada Plc                                            5,231,741
 1,728,312     Hilton Group Plc                                       6,014,551
   719,300     Lloyds TSB Group Plc                                   7,161,328
 1,000,000     mmO2 Plc*                                                640,353
 1,730,000     Rexam Plc                                             11,209,993
31,754,000     Royal Doulton Plc*                                     4,236,203
   710,000     Smith & Nephew Plc                                     3,940,307
 1,835,165     Somerfield Plc*                                        3,301,623
 2,463,600     Tesco Plc                                              8,958,368
                                                                   ------------
                                                                     83,618,592
                                                                   ------------
TOTAL COMMON STOCKS (cost $316,182,447)                             325,493,146
                                                                   ------------

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
SHORT-TERM INVESTMENT: 8.6%

REPURCHASE AGREEMENT: 8.6%
$30,284,000 State Street Bank & Trust Co., 0.76%, 06/28/02,
  due 07/01/02, [collateral: $22,770,000, US Treasury Notes,
  8.50%, due 02/15/20, value $30,899,118] (proceeds $30,285,920)   $ 30,284,000
                                                                   ------------
TOTAL SHORT-TERM INVESTMENT (cost $30,284,000)                       30,284,000
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES (cost $346,466,447): 101.3%         355,777,146

Liabilities in excess of Other Assets: (1.3)%                        (4,644,496)
                                                                   ------------
NET ASSETS: 100.0%                                                 $351,132,650
                                                                   ============

*    Non-income producing security.

See accompanying Notes to Financial Statements.

26  The Masters' Select Funds

MASTERS' SELECT VALUE FUND REVIEW

Masters' Select Value declined 8.14% during the first half of the year, better than the broad market averages and fractionally better than its Lipper benchmark. However, it trailed its Russell 3000 Value benchmark by over 4% (400 basis points). Since the fund's inception, two years ago, it has outperformed both of its benchmarks and delivered a positive return during a bear market.

COMPARISON CHART

The value of a hypothetical $10,000 investment in the Masters' Select Value Fund from its inception (6/30/00) to present as compared with the Russell 3000 Value Index and the Lipper Multi-Cap Value Fund Index.

                    Masters' Select    Russell 3000      Lipper Multi-Cap
                         Value             Value               Value
                          Fund             Index               Index
                        $10,525           $10,298             $10,260
                        -------           -------             -------
       30-Jun-00        $10,000         $10,000.00          $10,000.00
       31-Jul-00        $10,040         $10,139.00          $10,085.00
       31-Aug-00        $10,680         $10,695.63          $10,725.40
       30-Sep-00        $10,480         $10,783.34          $10,576.31
       31-Oct-00        $10,590         $11,028.12          $10,828.03
       30-Nov-00        $10,100         $10,630.00          $10,428.48
       31-Dec-00        $10,450         $11,200.83          $11,048.81
       31-Jan-01        $11,540         $11,261.32          $11,466.45
       28-Feb-01        $11,320         $10,968.52          $11,152.27
       31-Mar-01        $11,240         $10,595.59          $10,760.83
       30-Apr-01        $11,810         $11,112.66          $11,458.13
       31-May-01        $12,240         $11,364.92          $11,711.35
       30-Jun-01        $12,460         $11,162.62          $11,513.43
       31-Jul-01        $12,410         $11,123.55          $11,498.46
       31-Aug-01        $11,890         $10,705.31          $11,071.87
       30-Sep-01        $10,290         $ 9,921.68          $ 9,937.36
       31-Oct-01        $10,320         $ 9,859.17          $10,142.07
       30-Nov-01        $11,197         $10,441.85          $10,876.35
       31-Dec-01        $11,457         $10,715.42          $11,191.77
       31-Jan-02        $11,527         $10,648.99          $11,046.27
       28-Feb-02        $11,187         $10,669.22          $10,901.57
       31-Mar-02        $11,818         $11,196.28          $11,457.55
       30-Apr-02        $11,718         $10,871.59          $11,120.70
       31-May-02        $11,608         $10,892.24          $11,109.57
       30-Jun-02        $10,525         $10,297.53          $10,259.69

The hypothetical $10,000 investment at Fund inception includes charges in share price and reinvestment of dividends and capital gains. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

                                                                Fund Summary  27

INVESTMENT PERFORMANCE                                                     AVERAGE ANNUAL
AS OF JUNE 30, 2002                      YEAR TO DATE      12 MONTH         TOTAL RETURN
                                            RETURN       TOTAL RETURN     SINCE INCEPTION(1)
                                            ------       ------------     ------------------
MASTERS' SELECT VALUE FUND                  -8.14%         -15.53%             2.59%

RUSSELL 3000 VALUE INDEX(2)                 -3.90%          -7.75%             1.48%

LIPPER MULTI-CAP VALUE FUND INDEX(3)        -8.33%         -10.89%             1.29%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND INVESTORS MAY HAVE A GAIN OR LOSS WHEN THEY SELL SHARES. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Indices are unmanaged, do not incur fees, expense, or taxes and cannot be invested in directly. Investing in foreign equities subjects investors to economic, political, and market risks and fluctuations in currency rates.

(1)  The inception date of the Masters' Select Value Fund is June 30, 2000.

(2) The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

(3) The Lipper Multi-Cap Value Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of market capitalization ranges without concentrating 75% or more of their assets in any one market capitalization range over an extended period of time.

PERFORMANCE ANALYSIS

We're pleased that Masters' Select Value has outperformed its benchmarks over its short two-year life. However, the performance over the past nine months or so has been somewhat disappointing. During that time the fund has underperformed both its benchmarks. There are two primary reasons for the underperformance over the past nine months. These same reasons explain the underperformance against the Russell benchmark during the first half of 2002.

1. For each of the fund's four stock-pickers, valuing a company and buying its stock at a healthy discount is at the core of their investment philosophy. However, aside from this shared belief in "value", their investment approaches differ. For example, David Winters is closer to the "deep value" end of the spectrum, while Bill Miller is willing to apply his valuation methodology to virtually all types of companies, including technology companies. On the whole Masters' Select Value is less deep value than some value managers and, at times will be less "traditional" value than the Russell benchmark. This will occasionally make it harder for the fund to beat its benchmarks in some strong value environments. However, over the long run we believe the diversity and our managers' flexibility is a major advantage.

2. In recent months the fund has owned several stocks that suffered very steep price declines. Though this is not entirely surprising in a diversified fund portfolio during a severe bear market, the handful stocks that were particularly weak were enough to pull down the fund's performance by a few percentage points.

With respect to the first half of 2002, the fund's heavy overweight to the consumer sector (discretionary and staples are over one third of the fund's assets) was a big plus with most stocks in the black including big winners such as Saks, Mandalay Resort and Liz Claiborne. Foreign holdings and David Winters' three distressed bond positions also had a positive impact. The fund was underweight (versus its benchmark) to technology and telecommunications and while that was a positive, there were a number of big losers in these sectors including AT&T, which at one point was the fund's largest position. Tyco was

28  The Masters' Select Funds
also one of the fund's bigger losers. Bill Miller continues to hold this position and his analysis can be found on page 33.

The last few months Masters' Select Value Fund's relative performance has not been as strong as we would like to see. However, while disappointing we are not concerned and our confidence in our managers' ability to deliver exceptional long-term relative performance remains extremely high. Since we launched Masters' Select Equity over five years ago, we have consistently stated that we don't expect the Masters' Select Funds to be top performers in every time period. We ARE seeking excellent LONG-TERM performance compared to benchmarks and we also seek consistency in all time periods. But, we know there will be occasional periods during which each fund will temporarily disappoint. Our many years of studying great stock pickers has taught us that even the best occasionally make mistakes, are early in their stock picks, or have to deal with a market environment that temporarily doesn't play to their strengths.

Most of the time we believe our manager diversification will smooth out trouble spots. But occasionally it won't. Each of our older funds has experienced such trouble spots. For example, Masters' Select Equity had a poor 1998 on a relative performance basis. Several stocks blew up in the fund, a couple of our managers had off years, and it was a very narrow year in the stock market with a handful of large companies producing much higher returns than the vast majority of stocks. The fund was criticized in several press articles as disappointing and it experienced a number of months of net shareholder redemptions. The criticism and net redemptions commenced right around the time the fund started a strong and lengthy run of outperformance versus its benchmarks. (Since November 1998 Masters' Select Equity out-returned the Wilshire 5000 in each full calendar year and by over 27 percentage points (2700 basis points) over the entire time frame.) Somewhat similarly, Masters' Select International had a very ho-hum first year performance in 1998. However, it has been a top quartile performer relative to its peer group in every year since according to Morningstar, and is in the top 3% of all international funds (ranking 10th out of 365funds) since its launch according to Lipper Inc. So, we are not concerned about a few months of somewhat disappointing performance. With Mason Hawkins, Bill Miller, Bill Nygren and David Winters picking stocks, our confidence remains extremely high with respect to the potential of Masters' Select Value to deliver satisfying absolute returns and higher returns than its benchmarks over a period of years.

EXPENSES AND TAXES

Because of strong inflows into the fund in 2001, the fund's year-to-date average net assets in the first half of 2002 were higher than the previous year, resulting in lower expenses. In the first half of this year expenses accrued at 1.31%, compared to 1.35% for all of 2001. Further asset growth over the next few years may result in a continued expense decline.

The bear market that has been in place since before Masters' Select Value was launched has resulted in a good chance that the fund will not have a taxable capital gain

                                                                Fund Summary  29
distribution in 2002. As of June 30th, the fund had recognized losses, including losses carried forward from prior years, of $0.17 per share, equal to 1.6% of net assets.

LOOKING AHEAD

As we write this, in early July, the U.S. stock market has sold off to a level that is beginning to look attractive from a valuation standpoint. Though there are no guarantees, from here (with the S&P 500 down to 927) we believe the chances are good that stocks will have a decent cyclical rebound. We could easily see a run that could take stocks 10% to 30% higher from current levels over a period of several months. But if that happens stocks would (probably) no longer be undervalued. From a longer-term standpoint this is the problem we keep coming back to. We use a quantitative valuation model to allow us to assess the overall attractiveness of the S&P 500. The model, which takes into account the level of earnings, expected earnings growth and interest rates, is not effective as a market-timing tool but it does tend to correlate fairly well with market prices over intermediate to long time periods. As of June 30th, the model measured stocks as 16% undervalued, and as we write this in early July, the level of undervaluation has widened to about 25%. However, it is important to recognize that interest rates are very low (ten-year Treasury yields are at 4.7% as we write this), and it is this low rate level that supports higher prices for stocks. It wouldn't take much of a blip up in rates to eliminate much of the undervaluation.

To understand the potential for another bull market it is somewhat helpful to look backward at the last great bull market. Doing so underscores the fact that falling interest rates - a scenario that won't be repeated, largely drove the huge bull run of the 1980s and `90s. The huge P/E-multiple expansion during those two decades was mathematically tied to the big drop in interest rates, which was a massive tailwind for the stock market. But now, with rates low, there may be no tailwind at all. We can hope for a period of rate stability (no wind) and that is quite possible. But it is also quite possible that there will be a slight headwind of rising rates that could cause multiples to contract and become a negative for stock prices. So, despite the savage decline of the last few months, which comes on the heels of a longer bear market, we are not optimistic that stocks are set up for a long period of great returns.

That said, and despite continued near-term risks, there are reasons for optimism. Stocks are generally much cheaper than they were over two years ago and we are very likely to see a decent cyclical earnings rebound over the next year. The statistics say that the economy is clearly recovering, and that's what could drive a cyclical rebound in the stock market. We don't make short-term bets but we'd put the odds on such a rebound as high. And it could be temporarily powerful. There is a huge amount of cash on the sidelines earning very low returns. And pessimism is at levels usually seen around market bottoms. It is also very important to note that generally, mid-cap and small-cap stocks continue to offer better value and return potential than large-caps. The better value available as we move down the market-size spectrum is particularly apparent if we consider valuations based on "normalized" earnings. Normalized earnings are an average

30  The Masters' Select Funds
of reported earnings over a period of years. The idea is to consider the average earnings power of a company over time in order to avoid being misled by temporary sharp spikes up or down in earnings caused by the business cycle or other temporary events. Looking at price/earnings ratios based on normalized earnings, the average stock now looks like a much better bargain than large-cap stocks as represented by the S&P 500, which as noted above, is also undervalued. We believe mid-caps and smaller-caps are capable of delivering returns several percentage points higher over the next few years than stocks of larger companies. Masters' Select Value has almost 40% of its portfolio invested in mid- and small-cap stocks.

We've always been honest about our market views, whether they were encouraging or not. At this time, we're not going to tell you that there are not near-term risks or that stocks are a screaming buy. But after two years of a severe bear market we also don't think the outlook is terrible. For long-term investors who can deal with the short-term risks that might become reality, we believe there is a good chance that stocks are set up to deliver decent returns over a period of several years. And, while say, a 7% return may not sound exciting compared to the returns of the 1980s and 1990s, an investment will double in value in ten years at that rate. If stock prices keep going down in the near term, they should be set up for a stronger rebound.

As we look ahead we believe Masters' Select Value is positioned to do better than its benchmarks and the popular market averages for two reasons. One is the fund's flexible charter. In addition to almost 40% invested in small and mid-cap stocks, the fund has almost 10% invested in foreign stocks and almost 5% in distressed bonds. (The distressed bond exposure is all from David Winters. This has been an area of expertise for the Franklin Mutual organization for over twenty years and is one of the reasons we chose to include them as one of the fund's subadvisors.) We believe the flexibility to find value wherever it is will be very important to delivering strong absolute and relative returns in coming years. The second and most important reason we are optimistic is the quality of our managers and their focus on their highest confidence stocks. In the decent but not great return environment we expect in the coming years, skilled stock picking will be particularly important. So while the market assessments in the discussion above focus on the S&P 500 and the somewhat broader Wilshire 5000, the most widely followed stock market benchmarks, we expect our managers to continue to outperform these indexes and the fund's other benchmarks over the long run.

We will continue to focus on doing all we can to make Masters' Select Value a satisfying long-term investment experience for our shareholders. We thank you for your trust and confidence, especially during this difficult period for the stock market.

                                                                Fund Summary  31

MASTERS' SELECT VALUE FUND MANAGERS

                                               MARKET
                                               CAPITALIZATION
INVESTMENT                       TARGET ASSET  OF COMPANIES    STOCK-PICKING
MANAGER           FIRM           ALLOCATION    IN PORTFOLIO    STYLE
-------           ----           ----------    ------------    -----
MASON HAWKINS     Southeastern       25%       All sizes       Value
                  Asset
                  Management

BILL MILLER       Legg Mason         25%       All sizes but   Eclectic, may invest in
                  Funds                        mostly large    traditional value
                  Management                   and mid-sized   stocks or growth
                                               companies       stocks

BILL NYGREN       Harris             25%       Mostly large    Value
                  Associates                   and mid-sized
                                               companies

DAVID WINTERS     Franklin Mutual    25%       All sizes       Value
                  Advisers

PORTFOLIO COMPOSITION

The fund holds 45 securities, exclusive of cash equivalents.

Cash Equivalents & Other                      6.3%
Foreign Equities                             11.1%
Notes & Bonds in Reorganization               5.1%
Large-Cap Domestic                           38.8%
Small-Cap Domestic                            6.1%
Mid-Cap Domestic                             32.6%

Market Capitalization:
     Small-Cap Domestic < $1.6 billion
     Mid-Cap Domestic $1.6-$10.0 billion
     Large-Cap Domestic > $10.0 billion

32  The Masters' Select Funds

MASTERS' SELECT VALUE FUND STOCK HIGHLIGHTS

TYCO INTERNATIONAL, LTD. - BILL MILLER

Tyco International Ltd. is a diversified manufacturing and service company with operations around the world. The company is primarily made up of three divisions: Electronics, Fire and Safety and Healthcare and Specialty Products.

Tyco has been able to maintain industry leading margins in each of its three divisions and has historically grown via acquisitions. We do not believe the historical margin levels can or will be maintained in the current slower growth environment or that the company will be pursuing any major acquisitions as a source of growth. However, we believe that assuming a normalization of their margins and a stable economic environment, the company will be able to generate about $2 in earnings (price/earnings ratio of around 7x) and free cash flow before acquisitions of about $4 billion in the next twelve months (price/free cash flow ratio of around 7x).

Looking at a variety of valuation measures, including comparable trading multiples for the separate businesses and multiples for similarly situated conglomerates, we estimate the company is worth roughly twice the current price. Even on a worst-case basis of no growth and significant margin deterioration, we believe the current price more than discounts the worst-case scenario.

The capital allocation process at Tyco is beginning to be rationalized and we expect to see a rise in the returns on capital over the next few years. Even if operating margins fall to the assumed minimums, it is reasonable to believe they will stabilize to a level at least equal to a mean conglomerate level of 15% given the growth opportunities still available in the Security and Health businesses.

Should Tyco's operating margins actually be stable at these average levels, and should the return on invested capital begin to escalate next year as capital is rationalized, we believe that the possibly higher growth and returns in the Security business will start to drive the overall perception of the company. If that were to happen, we would likely see Tyco move closer to a market multiple. This scenario however is not necessary in order to justify purchasing the stock at these levels.

We believe the current cloud of uncertainty over Tyco is warranted given the recent change in management and the ongoing questions surrounding Tyco's accounting. Based on the information in the public marketplace and our own intensive research and evaluation, we believe these factors are already reflected in the stock's price. When you step back from the news flow and examine the underlying fundamentals of the operating businesses contained within Tyco, we believe a compelling opportunity has been created to buy good businesses at depressed multiples that in a normalized environment are worth considerably more than the market is discounting.

                                                                Fund Summary  33

Mispricings such as this do not persist for long periods of time and we believe investors will be rewarded for their ability to distinguish between the price a company is trading at and the value that business is worth.

ELECTRONIC DATA SYSTEMS - BILL NYGREN

ELECTRONIC DATA SYSTEMS (EDS), In mid-2000 EDS, a leader in IT consulting and MIS outsourcing, announced that second-quarter sales would grow more slowly than expected. EDS stock, which traded at $72 in April 2000, fell to $39. Based on our estimates for the following year (2001) EDS stock was selling at 14 times 2001 earnings, just over half the S&P 500 multiple. The stock has continued to be priced inexpensively, despite good earnings growth, due to concerns that we believe are unwarranted about EDS accounting, as well as concerns that a WorldCom bankruptcy could slightly reduce EDS income. In late June, EDS was trading at $37 per share. We believe it is an attractive investment for the following reasons:

1. PRICE: BUY BUSINESSES TRADING AT A SIGNIFICANT DISCOUNT TO THE COMPANY'S TRUE BUSINESS VALUE. Currently, EDS trades under 12 times our estimate of 2002 earnings, well below the multiple of the S&P 500.

2. GROWTH: INVEST WITH COMPANIES EXPECTED TO GROW SHAREHOLDER VALUE OVER TIME. We estimate EDS to have a growth rate over time in the low to mid teens, which is likely to be well above that of the S&P 500. Unlike most companies, EDS has over four years of revenues in backlog (over $80 billion), since the company negotiated many significant contracts that stretch out for several years. EDS also has more predictability than the average business in this industry, and is one of two global leaders (IBM is the other) in providing outsourcing capabilities.

3. MANAGEMENT: INVEST WITH MANAGEMENTS THAT THINK AND ACT AS OWNERS. CEO Dick Brown, who came to the firm a few years ago, has been successful at cutting costs. Since 1999, EDS has realized over $3 billion in cost savings which moved the company's operating margin from under 8% to over 11%. Additional cost savings can be realized by utilizing EDS' growing economies of scale. Sales growth coupled with improving productivity should result in above-average earnings and cash flow growth over time.

The stock struggled in the first half of 2002, but the business didn't. We believe the company has significant unrecognized asset value, and continues to trade at a large discount to its intrinsic business value. We believe the market has over-reacted to EDS's exposure to WorldCom. By every measure we can think of, EDS is superior business, yet the stock market is pricing it as if it were inferior.

34  The Masters' Select Funds

ALTADIS - DAVID WINTERS

Altadis is the merger of the French and Spanish formerly state owned tobacco companies, which had been privatized. The predecessor companies merged to become Altadis. There was considerable skepticism after the merger. The combined company had weak earnings primarily due to timing delays on cost re-structuring. Having known the French contingent of the management team well and their excellent track record for creating long term value, we used the lower stock price as an opportunity to buy.

They have continued to reduce costs, improve margins, incentivize management and pass on expensive or difficult acquisitions. We have advocated increased stock buybacks. We believe we should make significant money from here.






















In keeping with Southeastern Asset Management's disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

NEITHER THE INFORMATION CONTAINED HEREIN NOR ANY OPINION EXPRESSED SHALL BE CONSTRUED TO CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BUY ANY SECURITIES MENTIONED HEREIN. THE VIEWS HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AT THE TIME THE COMMENTARIES ARE WRITTEN AND MAY NOT BE REFLECTIVE OF CURRENT CONDITIONS.

                                                                Fund Summary  35

MASTERS' SELECT VALUE FUND

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2002 (Unaudited)

PRINCIPAL
AMOUNT                                                                 VALUE
------                                                                 -----
BONDS AND NOTES IN REORGANIZATION: 5.1%
$3,650,000   Comdisco, Inc., 6.00%, 01/30/49+                      $  3,111,625
 6,500,000   NTL Inc., 10.00%, 02/15/07+                              1,917,500
 2,750,000   Pacific Gas & Electric Co., 1.00%, 10/31/49+             2,701,875
                                                                   ------------
TOTAL BONDS AND NOTES IN REORGANIZATION (cost $7,862,103)             7,731,000
                                                                   ------------

SHARES
------

COMMON STOCKS: 88.6%

CONSUMER DISCRETIONARY: 25.9%
125,000      Comcast Corp. - Special Class A*                         2,979,375
130,000      Disney (Walt) Co.                                        2,457,000
150,000      Eastman Kodak Co.                                        4,375,500
 84,000      General Motors Corp.                                     4,489,800
250,000      Hilton Hotels Corp.                                      3,475,000
 42,000      Knight Ridder, Inc.                                      2,643,900
 32,987      Lagardere S.C.A.                                         1,425,542
 36,000      Liz Claiborne, Inc.                                      1,144,800
112,800      Mandalay Resort Group*                                   3,109,896
283,000      Saks, Inc.*                                              3,633,720
181,000      Toys R US, Inc.*                                         3,162,070
  4,270      Washington Post Co.                                      2,327,150
131,800      YUM! Brands, Inc.*                                       3,855,150
                                                                   ------------
                                                                     39,078,903
                                                                   ------------
CONSUMER STAPLES: 9.5%
180,617      Altadis SA                                               3,721,103
 25,200      Brown Forman Corp. - Class B                             1,738,800
 17,000      Groupe Danone                                            2,332,679
227,500      Kroger Co. (The)*                                        4,527,250
  8,900      Nestle SA                                                2,070,600
                                                                   ------------
                                                                     14,390,432
                                                                   ------------
ENERGY: 1.5%
 60,000      Burlington Resources, Inc.                               2,280,000
                                                                   ------------
FINANCE: 26.3%
125,000      Bank One Corp.                                           4,810,000
  1,661      Berkshire Hathaway, Inc. - Class A*                      3,710,674
 45,000      Fairfax Financial Holdings Ltd.                          4,503,852
 61,200      FleetBoston Financial Corp.                              1,979,820
111,500      Mony Group, Inc.                                         3,792,115
    827      Pargesa Holding SA                                       1,700,022
600,000      Providian Financial Corp.                                3,528,000
200,000       UnumProvident Corp.                                     5,090,000
288,000       Washington Mutual, Inc.                                10,687,680
                                                                   ------------
                                                                     39,802,163
                                                                   ------------
HEALTHCARE & PHARMACEUTICALS: 1.6%
 82,000      Guidant Corp.*                                           2,478,860
                                                                   ------------
INDUSTRIALS: 13.2%
 76,000      Dun & Bradstreet Corp.*                                  2,511,800
 62,000      FedEx Corp.                                              3,310,800
150,000      Republic Services, Inc. - Class A*                       2,860,500
281,000      ServiceMaster Co.                                        3,855,320
350,000      Tyco International Ltd.                                  4,728,500
105,000      Waste Management, Inc.                                   2,735,250
                                                                   ------------
                                                                     20,002,170
                                                                   ------------
TECHNOLOGY: 4.7%
 55,000      Electronic Data Systems Corp.                            2,043,250
500,000      Enterasys Networks, Inc.*                                  890,000
 68,000      First Data Corp.                                         2,529,600
500,000      Riverstone Networks, Inc.*                               1,565,000
                                                                   ------------
                                                                      7,027,850
                                                                   ------------
TELECOMMUNICATIONS: 5.9%
486,000      AT&T Corp.                                               5,200,200
 62,700      BCE, Inc.                                                1,089,519
 43,000      Telephone & Data Systems, Inc.                           2,603,650
                                                                      8,893,369
                                                                   ------------
TOTAL COMMON STOCKS (cost $138,826,784)                             133,953,747
                                                                   ------------

36  The Masters' Select Funds

MASTERS' SELECT VALUE FUND

PRINCIPAL
AMOUNT                                                                  VALUE
------                                                                  -----
SHORT-TERM INVESTMENT: 8.0%

REPURCHASE AGREEMENT: 8.0%
$12,101,000 State Street Bank & Trust Co., 0.76%, 06/28/02, due
  07/01/02, [collateral: $9,110,000, US Treasury Notes, 8.50%,
  due 02/15/20, value $12,362,361] (proceeds $12,101,766)          $ 12,101,000
                                                                   ------------
TOTAL SHORT-TERM INVESTMENT (cost $12,101,000)                       12,101,000
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES (cost $158,789,887): 101.7%         153,785,747

Liabilities in excess of Other Assets: (1.7)%                        (2,574,558)
                                                                   ------------
NET ASSETS: 100.0%                                                 $151,211,189
                                                                   ============

*    Non-income producing security.
+    Bond is in default and non-income producing.

See accompanying Notes to Financial Statements.

                                                     Schedule of Investments  37

MASTERS' SELECT FUNDS TRUST

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2002 (Unaudited)

                                                    Equity Fund    International Fund    Value Fund
                                                   -------------   ------------------   -------------
ASSETS
  Investments in securities, at cost               $ 430,859,165      $ 316,182,447     $ 146,688,887
  Repurchase agreements, at cost                      25,990,000         30,284,000        12,101,000
                                                   -------------      -------------     -------------
          Total investments at cost                $ 456,849,165      $ 346,466,447     $ 158,789,887
                                                   =============      =============     =============

  Investments in securities, at value              $ 438,482,632      $ 325,493,146     $ 141,684,747
  Repurchase agreements, at value                     25,990,000         30,284,000        12,101,000
  Cash                                                     4,301             89,239             2,728
  Receivables:
    Securities sold                                           --                 --         1,976,132
    Fund shares sold                                     168,430            400,822           211,477
    Dividends and interest                               692,271            343,747           485,507
    Foreign taxes witheld                                 21,498            243,824            28,590
  Deferred organizational costs                               --              3,680                --
  Prepaid expenses                                        29,860             24,333             5,653
                                                   -------------      -------------     -------------
          Total assets                               465,388,992        356,882,791       156,495,834
                                                   =============      =============     =============
LIABILITIES
  Payables:
    Securities purchased                                 126,688          5,333,463         4,301,452
    Fund shares redeemed                                 103,237             22,031           190,876
    Advisory fees                                        424,253            264,488           139,160
  Unrealized loss on forward exchange contracts               --             15,586           575,826
  Accrued expenses                                       123,504            114,573            77,331
                                                   -------------      -------------     -------------
          Total liabilities                              777,682          5,750,141         5,284,645
                                                   -------------      -------------     -------------
NET ASSETS                                         $ 464,611,310      $ 351,132,650     $ 151,211,189
                                                   =============      =============     =============
  Number of shares issued and outstanding
    (unlimited number of shares authorized,
    $0.01 par value)                                  41,976,069         27,150,829        14,396,677
                                                   =============      =============     =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                       $       11.07      $       12.93     $       10.50
                                                   =============      =============     =============
COMPONENTS OF NET ASSETS
  Paid-in capital                                  $ 496,193,765      $ 381,286,174     $ 160,123,364
  Accumulated net investment income (loss)              (908,949)         1,449,869           663,840
  Accumulated net realized loss on investments       (38,297,842)       (40,943,077)       (3,998,339)
  Net unrealized appreciation (depreciation) on:
    Investments                                        7,623,467          9,310,699        (5,004,140)
    Foreign currency                                         869             28,985          (573,536)
                                                   -------------      -------------     -------------
      Net assets                                   $ 464,611,310      $ 351,132,650     $ 151,211,189
                                                   =============      =============     =============

See accompanying Notes to Financial Statements.

38  The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2002 (Unaudited)

                                                    Equity Fund    International Fund    Value Fund
                                                    ------------   ------------------  ------------
INVESTMENT INCOME
  Income
    Dividends (net of foreign taxes withheld
      of $9,308, $411,380 and $34,023
      respectively)                                 $  1,976,522      $  3,121,672     $    943,322
  Interest                                               178,323            97,273          776,100
                                                    ------------      ------------     ------------
          Total income                                 2,154,845         3,218,945        1,719,422
                                                    ------------      ------------     ------------
  Expenses
    Advisory fees                                      2,731,882         1,755,136          885,061
    Administration fees                                   65,565            42,123           38,299
    Custody fees                                          33,005           107,200           18,497
    Fund accounting fees                                  34,712            28,353           33,861
    Transfer agent fees                                  102,266            39,111           27,290
    Amortization of deferred organizational costs             --             3,622               --
    Registration expense                                  15,100            20,252           15,907
    Professional fees                                     35,396            27,299           21,744
    Reports to shareholders                               58,434            29,343           12,369
    Trustee fees                                          15,126            12,057           10,084
    Insurance expense                                      8,068             4,681            2,812
    Miscellaneous                                         15,446            10,102            6,926
                                                    ------------      ------------     ------------
      Total expenses                                   3,115,000         2,079,279        1,072,850
      Less: fees waived                                  (51,018)         (309,935)         (17,165)
      Less: expenses paid indirectly                        (188)             (268)            (103)
                                                    ------------      ------------     ------------
      Net expenses                                     3,063,794         1,769,076        1,055,582
                                                    ------------      ------------     ------------
          NET INVESTMENT INCOME (LOSS)                  (908,949)        1,449,869          663,840
                                                    ------------      ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS AND FOREIGN
  CURRENCY:
  Net realized gain (loss) on:
    Investments                                      (14,709,744)       (8,250,176)      (1,804,559)
    Foreign currency transactions                            238          (138,357)        (724,067)
                                                    ------------      ------------     ------------
    Net realized loss                                (14,709,506)       (8,388,533)      (2,528,626)
                                                    ------------      ------------     ------------
  Net unrealized appreciation (depreciation) on:
    Investments                                      (47,972,711)       14,735,719      (11,095,194)
    Foreign currency translations                          1,663            35,807         (562,459)
                                                    ------------      ------------     ------------
    Net unrealized appreciation (depreciation)       (47,971,048)       14,771,526      (11,657,653)
                                                    ------------      ------------     ------------
    Net realized and unrealized gain (loss) on
      investments and foreign currency               (62,680,554)        6,382,993      (14,186,279)
                                                    ------------      ------------     ------------
      NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS                   $(63,589,503)     $  7,832,862     $(13,522,439)
                                                    ============      ============     ============

See accompanying Notes to Financial Statements.

                                                    Statements of Operations  39

MASTERS' SELECT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                             Six Months Ended     Year Ended
                                              June 30, 2002#   December 31, 2001
                                              -------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment loss                         $    (908,949)     $  (1,727,906)
  Net realized loss on investments and
    foreign currency                            (14,709,506)       (18,785,785)
  Net unrealized appreciation (depreciation)
    on investments and foreign currency         (47,971,048)         8,500,239
                                              -------------      -------------
    NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                           (63,589,503)       (12,013,452)
                                              -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                             --                 --
  From net realized gain                                 --         (2,245,807)
                                              -------------      -------------
    Total distributions                                  --         (2,245,807)
                                              -------------      -------------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets
  from capital share transactions (a)            19,323,368         54,162,940
                                              -------------      -------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS       (44,266,135)        39,903,681

NET ASSETS
  Beginning of period                           508,877,445        468,973,764
                                              -------------      -------------
  END OF PERIOD                               $ 464,611,310      $ 508,877,445
                                              =============      =============
  Accumulated net investment loss             $    (908,949)     $          --
                                              =============      =============

(a) A summary of capital share transactions is as follows:

                          Six Months Ended                 Year Ended
                           June 30, 2002#               December 31, 2001
                     ---------------------------    ---------------------------
                       Shares          Value          Shares          Value
                     -----------    ------------    -----------    ------------
Shares sold            4,608,555    $ 56,076,778      9,611,254    $119,912,126
Shares issued in
  reinvestment
  of distribution             --              --        181,122       2,209,630
Shares redeemed*      (3,037,260)    (36,753,410)    (5,516,086)    (67,958,816)
                     -----------    ------------    -----------    ------------
Net increase           1,571,295    $ 19,323,368      4,276,290    $ 54,162,940
                     ===========    ============    ===========    ============

#    Unaudited
*    Net of redemption fee proceeds of $12,958 and $69,288, respectively.

See accompanying Notes to Financial Statements.

40  The Masters' Select Funds

MASTERS' SELECT INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                             Six Months Ended     Year Ended
                                              June 30, 2002#   December 31, 2001
                                              --------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income                       $   1,449,869      $   1,417,568
  Net realized loss on investments and
    foreign currency                             (8,388,533)       (28,468,569)
  Net unrealized appreciation (depreciation)
    on investments and foreign currency          14,771,526        (28,310,527)
                                              -------------      -------------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                   7,832,862        (55,361,528)
                                              -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                             --           (600,517)
  Return of capital                                      --           (118,695)
                                              -------------      -------------
    Total distributions                                  --           (719,212)
                                              -------------      -------------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets
    from capital share transactions (a)          64,435,166         59,180,642
                                              -------------      -------------
    TOTAL INCREASE IN NET ASSETS                 72,268,028          3,099,902

NET ASSETS
  Beginning of period                           278,864,622        275,764,720
                                              -------------      -------------
  END OF PERIOD                               $ 351,132,650      $ 278,864,622
                                              =============      =============
  Accumulated net investment income           $   1,449,869      $          --
                                              =============      =============

(a) A summary of capital share transactions is as follows:

                         Six Months Ended                   Year Ended
                          June 30, 2002#                 December 31, 2001
                     ---------------------------    ---------------------------
                       Shares          Value          Shares          Value
                     -----------    ------------    -----------    ------------
Shares sold            7,322,369    $ 96,061,646     10,413,061    $137,830,749
Shares issued in
  reinvestment
  of distribution             --              --         57,134         703,049
Shares redeemed*      (2,435,064)    (31,626,480)    (6,214,543)    (79,353,156)
                     -----------    ------------    -----------    ------------
Net increase           4,887,305    $ 64,435,166      4,255,652    $ 59,180,642
                     ===========    ============    ===========    ============

#    Unaudited.
*    Net of redemption fee proceeds of $57,188 and $317,854, respectively.

See accompanying Notes to Financial Statements.

                                          Statement of Changes in Net Assets  41

MASTERS' SELECT VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                             Six Months Ended     Year Ended
                                              June 30, 2002#   December 31, 2001
                                              --------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income (loss)                $     663,840      $     (46,826)
  Net realized loss on investments and
    foreign currency                             (2,528,626)        (1,355,878)
  Net unrealized appreciation (depreciation)
    on investments and foreign currency         (11,657,653)         5,225,519
                                              -------------      -------------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                 (13,522,439)         3,822,815
                                              -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                             --            (11,493)
  From net realized gain                                 --           (355,973)
                                              -------------      -------------
    Total distributions                                  --           (367,466)
                                              -------------      -------------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets
    from capital share transactions (a)           4,186,029        100,679,431
                                              -------------      -------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS      (9,336,410)       104,134,780

NET ASSETS
  Beginning of period                           160,547,599         56,412,819
                                              -------------      -------------
  END OF PERIOD                               $ 151,211,189      $ 160,547,599
                                              =============      =============
  Accumulated net investment income           $     663,840      $          --
                                              =============      =============

(a) A summary of capital share transactions is as follows:

                          Six Months Ended                  Year Ended
                           June 30, 2002#                December 31, 2001
                     ---------------------------    ---------------------------
                       Shares          Value          Shares          Value
                     -----------    ------------    -----------    ------------
Shares sold            2,108,374    $ 24,242,399     10,761,964    $124,009,448
Shares issued in
  reinvestment
  of distribution             --              --         32,595         364,085
Shares redeemed*      (1,759,939)    (20,056,370)    (2,144,801)    (23,694,102)
                     -----------    ------------    -----------    ------------
Net increase             348,435    $  4,186,029      8,649,758    $100,679,431
                     ===========    ============    ===========    ============

#    Unaudited.
*    Net of redemption fee proceeds of $45,903 and $109,527, respectively.

See accompanying Notes to Financial Statements.

42  The Masters' Select Funds

MASTERS' SELECT EQUITY FUND

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

                                                                                     Year Ended December 31,
                                                Six Months Ended    --------------------------------------------------------
                                                 June 30, 2002#       2001        2000        1999        1998       1997**
                                                ----------------    --------    --------    --------    --------    --------
Net asset value,
  beginning of period                              $   12.59        $  12.98    $  14.38    $  13.57    $  11.84    $  10.00
                                                   ---------        --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                         (0.02)          (0.04)      (0.05)      (0.01)       0.03        0.03
  Net realized and unrealized gain (loss)
    on investments and foreign currency                (1.50)          (0.29)       0.42        3.52        1.73        2.90
                                                   ---------        --------    --------    --------    --------    --------
  Total from investment operations                     (1.52)          (0.33)       0.37        3.51        1.76        2.93
                                                   ---------        --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
  From net investment income                              --              --          --       (0.02)      (0.02)      (0.03)
  From net realized gain                                  --           (0.06)      (1.77)      (2.68)      (0.01)      (1.06)
                                                   ---------        --------    --------    --------    --------    --------
  Total distributions                                     --           (0.06)      (1.77)      (2.70)      (0.03)      (1.09)
                                                   ---------        --------    --------    --------    --------    --------
REDEMPTION FEE PROCEEDS++                                 --^             --^         --^         --^        N/A         N/A
                                                   ---------        --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                     $   11.07        $  12.59    $  12.98    $  14.38    $  13.57    $  11.84
                                                   =========        ========    ========    ========    ========    ========
Total return                                          (12.07)%+        (2.55)%      3.17%      26.45%      14.90%      29.11%
                                                   ---------        --------    --------    --------    --------    --------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)             $   464.6        $  508.9    $  469.0    $  449.2    $  405.5    $  296.9
                                                   ---------        --------    --------    --------    --------    --------
  Ratio of total expenses to average net assets:
    Before fees waived                                  1.25%*          1.28%       1.26%       1.28%       1.38%       1.47%
                                                   ---------        --------    --------    --------    --------    --------
    After fees waived                                   1.23%*          1.26%       1.24%       1.26%       1.38%       1.47%
                                                   ---------        --------    --------    --------    --------    --------
  Ratio of net investment income (loss)
    to average net assets:                             (0.37)%*        (0.36)%     (0.35)%     (0.12)%      0.30%       0.12%
                                                   ---------        --------    --------    --------    --------    --------
  Portfolio turnover rate                              47.05%+         94.98%     129.70%     116.42%     135.41%     145.11%
                                                   ---------        --------    --------    --------    --------    --------

#    Unaudited.
*    Annualized.
+    Not annualized.
^    Amount represents less than $0.01 per share.
**   Commenced operations on December 31, 1996.
++   Redemption fee instituted on November 1, 1999.

See accompanying Notes to Financial Statements.

                                                        Financial Highlights  43

MASTERS' SELECT INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

                                                                             Year Ended December 31,
                                              Six Months Ended   -----------------------------------------------     Period Ended**
                                               June 30, 2002#      2001         2000         1999         1998     December 31, 1997
                                              ----------------   --------     --------     --------     --------   -----------------
Net asset value,
  beginning of period                             $  12.53       $  15.31     $  18.67     $  10.95     $   9.88       $  10.00
                                                  --------       --------     --------     --------     --------       --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                               0.05           0.06         0.07           --^        0.08             --
  Net realized and unrealized gain (loss)
    on investments and foreign currency               0.35          (2.83)       (1.04)        8.13         1.08          (0.12)
                                                  --------       --------     --------     --------     --------       --------
  Total from investment operations                    0.40          (2.77)       (0.97)        8.13         1.16          (0.12)
                                                  --------       --------     --------     --------     --------       --------
LESS DISTRIBUTIONS:
  From net investment income                            --          (0.03)       (0.05)       (0.03)       (0.09)            --
  From net realized gain                                --             --        (2.34)       (0.38)          --             --
  Return of capital                                     --             --^          --           --           --             --
                                                  --------       --------     --------     --------     --------       --------
  Total distributions                                   --          (0.03)       (2.39)       (0.41)       (0.09)            --
                                                  --------       --------     --------     --------     --------       --------
REDEMPTION FEE PROCEEDS++                               --^          0.02           --^          --^         N/A            N/A
                                                  --------       --------     --------     --------     --------       --------
NET ASSET VALUE, END OF PERIOD                    $  12.93       $  12.53     $  15.31     $  18.67     $  10.95       $   9.88
                                                  ========       ========     ========     ========     ========       ========
Total return                                          3.19%+       (17.94)%      (5.01)%      75.01%       11.74%         (1.20)%+
                                                  --------       --------     --------     --------     --------       --------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)            $  351.1       $  278.9     $  275.8     $  219.4     $   95.2       $   45.9
                                                  --------       --------     --------     --------     --------       --------
  Ratio of total expenses to average net assets:
    Before fees waived                                1.30%*         1.37%        1.34%        1.41%        1.63%          1.83%*
                                                  --------       --------     --------     --------     --------       --------
    After fees waived                                 1.11%*         1.19%        1.18%        1.29%        1.55%          1.83%*
                                                  --------       --------     --------     --------     --------       --------
  Ratio of net investment income to
    average net assets:                               0.91%*         0.52%        0.47%        0.01%        0.87%          0.42%*
                                                  --------       --------     --------     --------     --------       --------
Portfolio turnover rate                              59.23%+       174.19%      149.25%      100.00%       73.59%          0.00%+
                                                  --------       --------     --------     --------     --------       --------

#    Unaudited.
*    Annualized.
+    Not annualized.
^    Amount represents less than $0.01 per share.
**   Commenced operations on December 1, 1997.
++   Redemption fee instituted on November 1, 1999.

See accompanying Notes to Financial Statements.

44  The Masters' Select Funds

MASTERS' SELECT VALUE FUND

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

                                               Six Months Ended     Year Ended         Period Ended**
                                                June 30, 2002#   December 31, 2001   December 31, 2000
                                                --------------   -----------------   -----------------
Net asset value,
  beginning of period                              $  11.43          $  10.45             $  10.00
                                                   --------          --------             --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                0.05                --^                0.01
  Net realized and unrealized gain (loss)
    on investments and foreign currency               (0.98)             1.00                 0.44
                                                   --------          --------             --------
  Total from investment operations                    (0.93)             1.00                 0.45
                                                   --------          --------             --------
LESS DISTRIBUTIONS:
  From net investment income                             --                --^                  --
  From net realized gain                                 --             (0.03)                  --
                                                   --------          --------             --------
  Total distributions                                    --             (0.03)                  --
                                                   --------          --------             --------
REDEMPTION FEE PROCEEDS                                  --^             0.01                   --^
                                                   --------          --------             --------
NET ASSET VALUE, END OF PERIOD                     $  10.50          $  11.43             $  10.45
                                                   ========          ========             ========
Total return                                          (8.14)%+           9.64%                4.50%+
                                                   --------          --------             --------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)             $  151.2          $  160.5             $   56.4
                                                   --------          --------             --------
  Ratio of total expenses to average net assets:
    Before fees waived                                 1.33%*            1.37%                1.75%*
                                                   --------          --------             --------
    After fees waived                                  1.31%*            1.35%                1.70%*
                                                   --------          --------             --------
  Ratio of net investment income (loss)
    to average net assets:                             0.83%*           (0.04)%               0.07%*
                                                   --------          --------             --------
  Portfolio turnover rate                             22.77%+           32.67%               17.05%+
                                                   --------          --------             --------

#    Unaudited.
*    Annualized.
+    Not annualized.
**   Commenced operations on June 30, 2000.
^    Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

                                                        Financial Highlights  45

MASTERS' SELECT FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1 - ORGANIZATION

The Masters' Select Funds Trust (the "Trust") was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust consists of three separate series: the Masters' Select Equity Fund, the Masters' Select International Fund and the Masters' Select Value Fund (each a "Fund" and collectively the "Funds").

The Masters' Select Equity Fund is a growth fund that seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock picking ideas of six highly regarded portfolio managers.

The Masters' Select International Fund invests primarily in foreign companies. It seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of four highly regarded international portfolio managers.

The Masters' Select Value Fund is a growth fund that seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock picking ideas of four highly regarded value managers.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the mean between the closing bid and asked prices. Securities for which market prices are not readily available are valued at fair values as determined in good faith by the Board of Trustees. Debt securities maturing within 60 days or less are valued at amortized cost unless the Board of Trustees determines that amortized cost does not represent fair value.

B. FOREIGN CURRENCY TRANSLATION. The Funds' records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

46  The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST

     The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

     Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the risks of foreign exchange fluctuations. All contracts are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation or depreciation on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

D. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

E. DISTRIBUTIONS TO SHAREHOLDERS. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition - "temporary differences"), such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.

F. SECURITY TRANSACTIONS, DIVIDEND AND INTEREST INCOME. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method.

                                               Notes to Financial Statements  47

MASTERS' SELECT FUNDS TRUST

G. REPURCHASE AGREEMENTS. It is the Trust's policy that its Custodian take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

H. DEFERRED ORGANIZATION COSTS. All of the expenses incurred by the Advisor in connection with the organization and registration of Equity and International Funds' shares were borne by them and are being amortized to expense on a straight-line basis over a period of five years.

I. ACCOUNTING ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J. OTHER. Under terms of the Trust's Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees. For the six months ended June 30, 2002, these credits totaled $188, $268 and $103 for the Masters' Select Equity Fund, the Masters' Select International Fund and the Masters' Select Value Fund, respectively.

NOTE 3 - MANAGEMENT FEES AND TRANSACTIONS WITH AFFILIATES

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the "Agreement") with Litman/Gregory Fund Advisors, LLC (the "Advisor"). Under the terms of the Agreement, the Funds pay a fee to the Advisor equal to 1.10% of the average daily net assets of each Fund. The Advisor has contractually agreed to waive 0.02% of its fee applicable to the Masters' Select Equity Fund, 0.1925% of its fee applicable to the Masters' Select International Fund and 0.02% of its fee applicable to the Masters' Select Value Fund through December 31, 2002. Additionally, the Advisor has voluntarily agreed to cap expenses of the Masters' Select Value Fund at 1.70%. While under certain circumstances the Advisor has the right to seek recoupment of expenses it has reimbursed to the Fund, the Advisor has agreed not to seek recoupment of management fees waived.

The Trust, on behalf of the Funds, has also entered into an Administration Agreement with U.S. Bancorp Fund Services, LLC (the "Administrator"). Under its terms, the Funds pay monthly a fee based on the value of the total average net assets of the Trust at an annual rate of 0.100% of the first $100 million of such net assets, 0.050% of the next

48  The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST

$150 million, 0.025% of the next $250 million and 0.0125% thereafter, subject to a minimum fee of $40,000 per Fund.

Affiliated entities of the Trust received net commissions on purchases and sales of the Funds' portfolio securities for the six months ended June 30, 2002 of $2,175, $0 and $4,360 for the Masters' Select Equity Fund, the Masters' Select International Fund and the Masters' Select Value Fund, respectively.

Each unaffiliated Trustee is compensated by the Trust at the rate of $25,000 per year.

NOTE 4 - INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold for the six months ended June 30, 2002, excluding short-term investments, were as follows:

FUND                        PURCHASES                   SALES
----                       ------------              ------------
Equity                     $224,984,175              $220,096,349
International               221,163,381               174,118,723
Value                        39,638,349                34,055,501

                                               Notes to Financial Statements  49

MASTERS' SELECT FUNDS TRUST

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

As of June 30, 2002, the components of net assets on a tax basis were as follows:

                                        EQUITY FUND     INTERNATIONAL FUND     VALUE FUND
                                       -------------    ------------------    -------------
Cost of investments for tax purposes   $ 456,849,165       $ 346,466,447      $ 158,789,887
                                       =============       =============      =============
Gross tax unrealized appreciation      $  67,455,717       $  38,961,802      $  14,550,776
Gross tax unrealized depreciation        (59,832,250)        (29,651,103)       (19,554,916)
                                       -------------       -------------      -------------
Net tax unrealized appreciation
  (depreciation) on investments            7,623,467           9,310,699         (5,004,140)
Net tax appreciation (depreciation)
  on derivatives and foreign-
  currency denominated assets
  and liabilities                                869              28,985           (573,536)

Net tax unrealized appreciation
  (depreciation)                       $   7,624,336       $   9,339,684      $  (5,577,676)
                                       =============       =============      =============
Capital loss carryforward,
  expiring in 2009                     $ (18,920,063)      $ (30,251,926)     $    (658,549)
                                       =============       =============      =============

At December 31, 2001, the Masters' Select International Fund had deferred capital losses occurring subsequent to October 31, 2001, of $2,534,328. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

At December 31, 2001, the Masters' Select Value Fund had deferred currency and capital losses occurring subsequent to October 31, 2001, of $112,922 and $619,445, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

NOTE 6 - OFF-BALANCE SHEET RISK

The Funds are parties to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies and certain assets and liabilities denominated in foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks also arise from the possible inability of counter parties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds' involvement in such currencies.

50  The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST

A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements at the Funds' net equity as measured by the difference between the forward exchange rate at the reporting date and the forward exchange rate on the date the contract is entered into. At June 30, 2002, the Funds had the following forward contract outstanding:

MASTERS' SELECT INTERNATIONAL FUND

                                        IN EXCHANGE     SETTLEMENT    UNREALIZED
CONTRACTS TO BUY                            FOR            DATE          LOSS
--------------------------------------------------------------------------------
  661,501 British Pound Sterling       U.S. $995,070    07/01/2002    $  (1,759)
  157,364 British Pound Sterling             240,113    07/02/2002         (189)
1,355,153 British Pound Sterling           2,071,622    07/02/2002       (5,487)
2,063,497 Euro                             2,042,243    07/02/2002       (8,151)
--------------------------------------------------------------------------------
Net unrealized loss on forward contracts                              $ (15,586)
================================================================================

MASTERS' SELECT VALUE FUND

                                        IN EXCHANGE     SETTLEMENT    UNREALIZED
CONTRACTS TO BUY                            FOR            DATE          GAIN
--------------------------------------------------------------------------------
1,537,650 Canadian Dollar              U.S. $986,672     8/19/2002    $  24,426
   61,000 Canadian Dollar                     40,024     8/19/2002           88
  450,000 Euro                               434,990     8/21/2002        7,628
  630,000 Swiss Franc                        416,336     9/13/2002        6,613
--------------------------------------------------------------------------------
                                                                         38,755
--------------------------------------------------------------------------------

                                        IN EXCHANGE     SETTLEMENT    UNREALIZED
CONTRACTS TO SELL                           FOR            DATE          LOSS
--------------------------------------------------------------------------------
1,362,250 Canadian Dollar                    848,854     8/19/2002      (40,333)
1,356,660 Canadian Dollar                    865,736     8/19/2002      (26,351)
  170,000 Canadian Dollar                    110,370     8/19/2002       (1,415)
  246,926 Canadian Dollar                    160,737     8/19/2002       (1,632)
7,623,696 Euro                             7,319,693     8/21/2002     (373,746)
5,928,586 Swiss Franc                      3,809,043     9/13/2002     (171,104)
--------------------------------------------------------------------------------
                                                                       (614,581)
--------------------------------------------------------------------------------
Net unrealized loss on forward contracts                              $(575,826)
================================================================================

                                               Notes to Financial Statements  51

MASTERS' SELECT FUNDS TRUST

NOTE 7 - LINE OF CREDIT

The Trust has an unsecured $15,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the federal funds rate plus 0.50% per annum. As compensation for holding available the lending commitment, the Trust pays a 0.10% per annum fee on the unused portion of the commitment which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. At June 30, 2002, the Trust has no outstanding borrowings.

52  The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST

TRUSTEE AND OFFICER INFORMATION


Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the three Masters' Select Funds. The SAI includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-656-8864.

                      POSITION(S)     TERM OF OFFICE     PRINCIPAL OCCUPATION(S)        OTHER
NAME, ADDRESS,        HELD            AND LENGTH OF      DURING THE                     DIRECTORSHIPS
AND AGE               WITH TRUST      TIME SERVED        PAST 5 YEARS                   HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------
George Battle (58)    Trustee         Term: Open ended   Senior Fellow, The Aspen       Director of
C/O Masters Select                    Time Served:       Institute since, June, 1995.   Ask Jeeves;
Funds                                 5 years            Chief Executive Officer,       Peoplesoft,
4 Orinda Way                                             Ask Jeeves (since              Inc.Barra,
Suite 230D                                               December 2000).                Inc.; and
Orinda, CA 94556                                                                        Fair, Isaac.

Frederick August      Trustee         Term: Open ended   Senior Vice President,
Eigenbrod, Jr.                        Time Served:       Consulting Services -
PhD (61)                              5 years            Silicon Valley, Right
C/O Masters Select                                       Associates (industrial
Funds                                                    psychologists).
4 Orinda Way
Suite 230D
Orinda, CA 94556

Kenneth E.            President and   Term: Open ended   President of the Advisor;
Gregory* (44)         Trustee         Time Served:       President of Litman/Gregory
4 Orinda Way                          5 years            Research Inc. (publishers)
Suite 230D                                               and Litman/Gregory
Orinda, CA 94556                                         Asset Management, LLC
                                                         (investment advisors).

Craig A.              Secretary and   Term: Open ended   Treasurer and Secretary
Litman* (55)          Trustee         Time Served:       of the Advisor; Vice
100 Larkspur                          5 years            President and Secretary
Landing Circle                                           of Litman/Gregory
Suite 204                                                Research Inc.; Chairman
Larkspur, CA 94939                                       of Litman/Gregory
                                                         Asset Management, LLC.

Taylor M. Welz (42)   Trustee         Term: Open ended   Partner, Bowman &
Bowman &                              Time Served:       Company, LLP
Company LLP                           5 years            (certified public
2431 W. March Lane                                       accountants).
Stockton, CA 95207

John Coughlan (45)    Treasurer       Term: Open ended   Chief Operating Officer,
4 Orinda Way                          Time Served:       Litman/Gregory Fund
Suite 230D                            5 years            Advisors, LLC and Chief
Orinda, CA 94556                                         Financial Officer of
                                                         Litman/Gregory Asset
                                                         Management LLC since 1996.

* Denotes Trustees who are "interested persons" of the Trust under the 1940 Act.

                                                   The Masters' Select Funds  53

ADVISOR:

     Litman/Gregory Fund Advisors, LLC
     Orinda, CA 94563

DISTRIBUTOR:

     Quasar Distributors, LLC
     615 E. Michigan St., 3rd Floor
     Milwaukee, WI 53202

TRANSFER AGENT:

     NFDS
     P.O. Box 219922
     Kansas City, MO 64121-9922
     1-800-960-0188

     For Overnight Delivery:
     Masters' Select Funds
     C/O NFDS
     330 W. 9th Street
     Kansas City, MO 64105

INVESTMENT PROFESSIONALS:

     Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5238.

PROSPECTUS:

     To request a prospectus, statement of additional information, or an IRA application, call 1-800-656-8864.

SHAREHOLDER INQUIRIES:

     To request action on your existing account, contact the Transfer agent, NFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-HOUR AUTOMATED INFORMATION:

     For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

FUND INFORMATION:

            FUND                 SYMBOL             CUSIP            FUND NUMBER
            ----                 ------             -----            -----------
         Equity Fund              MSEFX           576417109              305
     International Fund           MSILX           576417208              306
         Value Fund               MSVFX           576417406              307

WEBSITE:

     www.mastersselectfunds.com